As filed with the Securities and Exchange Commission on March 4, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-3668

THE WRIGHT MANAGED INCOME TRUST
177 West Putnam Ave.
Greenwich, Connecticut 06830

Vicki Horwitz
Three Canal Plaza, Suite 600
Portland, ME 04101
207-347-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2014 – December 31, 2014

ITEM 1. REPORT TO STOCKHOLDERS.

The Wright Managed Blue Chip Investment Funds

The Wright Managed Blue Chip Investment Funds consist of three equity funds from The Wright Managed Equity Trust and one fixed-income fund from The Wright Managed Income Trust. Each of the four funds have distinct investment objectives and policies. They can be used individually or in combination to achieve virtually any objective. Further, as they are all “no-load” funds (no commissions or sales charges), portfolio allocation strategies can be altered as desired to meet changing market conditions or changing requirements without incurring any sales charges.

Approved Wright Investment List

Securities selected for investment in these funds are chosen mainly from a list of “investment grade” companies maintained by Wright Investors’ Service (“Wright”, “WIS” or the “Adviser”). Over 37,000 global companies (covering 69 countries) in Wright’s database are screened as new data becomes available to determine any eligible additions or deletions to the list. The qualifications for inclusion as “investment grade” are companies that meet Wright’s Quality Rating criteria. This rating includes fundamental criteria for investment acceptance, financial strength, profitability & stability and growth. In addition, securities, which are not included in Wright’s “investment grade” list, may also be selected from companies in the fund’s specific benchmark (up to 20% of the market value of the portfolio) in order to achieve broad diversification.

Three Equity Funds

Wright Selected Blue Chip Equities Fund (WSBC) (the “Fund”) seeks to enhance total investment return through price appreciation plus income. The Fund’s portfolio is characterized as a blend of growth and value stocks. The market capitalization of the companies is typically between $1-$10 billion at the time of the Fund’s investment. The Adviser seeks to outperform the Standard & Poor’s MidCap 400 Index (“S&P MidCap 400”) by selecting stocks using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors.

Wright Major Blue Chip Equities Fund (WMBC) (the “Fund”) seeks to enhance total investment return through price appreciation plus income by providing a broadly diversified portfolio of equities of larger well-established companies with market values of $5-$10 billion or more. The Adviser seeks to outperform the Standard & Poor’s 500 Index (“S&P 500”) by selecting stocks, using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors.

Wright International Blue Chip Equities Fund (WIBC) (the “Fund”) seeks total return consisting of price appreciation plus income by investing in a broadly diversified portfolio of equities of well-established, non-U.S. companies. The Fund may buy common stocks traded on the securities exchange of the country in which the company is based or it may purchase American Depositary Receipts (“ADR’s”) traded in the United States. The portfolio is denominated in U.S. dollars and investors should understand that fluctuations in foreign exchange rates may impact the value of their investment. The Adviser seeks to outperform the MSCI World ex U.S. Index (“MSCI World ex U.S.”) by selecting stocks using fundamental company analysis and company-specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries, sectors and countries.
(continued on inside back cover)

Table of Contents

Investment Objectives	Inside front
Letter to Shareholders (Unaudited)	2
Performance Summaries (Unaudited)	9
Fund Expenses (Unaudited)	17
Management and Organization (Unaudited)	57
Important Notices Regarding Delivery of Shareholder Documents, Portfolio Holdings and Proxy Voting (Unaudited)	59

FINANCIAL STATEMENTS

The Wright Managed Equity Trust		The Wright Managed Income Trust
Wright Selected Blue Chip Equities Fund		Wright Current Income Fund
Portfolio of Investments	19	Portfolio of Investments	42
Statement of Assets and Liabilities	21	Statement of Assets and Liabilities	46
Statement of Operations	21	Statement of Operations	46
Statements of Changes in Net Assets	22	Statement of Changes in Net Assets	47
Financial Highlights	23	Financial Highlights	48

Wright Major Blue Chip Equities Fund		Notes to Financial Statements	49
Portfolio of Investments	24	Report of Independent Registered Public Accounting Firm	55
Statement of Assets and Liabilities	25	Federal Tax Information (Unaudited)	56
Statement of Operations	25
Statements of Changes in Net Assets	26
Financial Highlights	27

Wright International Blue Chip Equities Fund
Portfolio of Investments	28
Statement of Assets and Liabilities	30
Statement of Operations	30
Statements of Changes in Net Assets	31
Financial Highlights	32

Notes to Financial Statements	33
Report of Independent Registered Public Accounting Firm	40
Federal Tax Information (Unaudited)	41

Letter to Shareholders (Unaudited)

Dear Shareholder:

SUMMARY:  With a strong performance in the fourth quarter capping off a good year, the major U.S. stock indexes traded at record highs as December was ending. Stocks withstood the end of the Fed’s quantitative easing program in Q4, as well as steep drops in crude oil prices, to finish the year near their highs. In the first few trading sessions of 2015, there appears to be some rethinking of the significance of collapsing energy prices. Likewise, the dollar’s big gains in 2014 appear to be more problematic as they continue into 2015. The U.S. economy put in a solid fourth quarter – indeed, a solid final nine months of 2014 after the weather-related stumble in the first quarter – one of the few economies to do so. Based on market action in the first weeks of 2015, higher market volatility appears to be our lot in 2015. Investment-grade bonds enjoyed above-average returns in 2014.

U.S. stocks finished 2014 with a strong performance, as returns across the S&P 1500 all-cap spectrum ranged from 13.7% for the S&P 500 (big caps) to 9.8% for the S&P 400 Midcaps to 5.7% for the S&P 600 SmallCaps. This was a reversal from 2013’s performance rankings, when smaller stocks performed better. The generally strong stock market showing in 2014 is impressive, following as it does a 2013 in which returns ranged from 30% to 40%. In the fourth quarter of 2014, the market averages also had to overcome marked weakness in energy stocks, which declined along with crude oil prices. And that they did, as investors concluded that most sectors will benefit from lower energy costs and rising end-user demand. This is not to say that falling oil prices will not cause disruptions outside of the oil patch, only that on a net basis the effects should be constructive for investors.

If there was a theme that defined global stock market action during the second half of 2014, it was cascading oil prices. Crude oil futures prices fell roughly 40% in the final three months of 2014, more than 25% coming after OPEC’s November 27 decision not to defend higher prices – i.e., not to cut production from the 30-million-barrel-per-day level it has maintained since 2011. In the past, when OPEC has reduced its production quotas, it has been Saudi Arabia that has typically absorbed most of the cuts. That is to say, the Saudi’s were one of the few producers not to cheat on quotas. In 2014, the Saudi’s may have been motivated by a desire to enforce more discipline on the other 11 members of OPEC or possibly to impose some pain on enemies such as Iran and Russia or oil shale producers in North America. Then there is also the possibility that, like other cartels before them, OPEC simply lost control of the market as new production ramps up in the United States and elsewhere.

Another important theme of 2014, particularly in the second half, was the strengthening in U.S. employment, which increased more in 2014 than in any year since 1999. Three million net new jobs were created in the non-farm economy during 2014, nearly 900,000 in the fourth quarter. In terms of net new jobs created, the fourth quarter was the best quarter since 2006 – in other words, since before the financial crisis. From December’s household employment survey, we also learned that the civilian unemployment rate declined to a cycle low of 5.6% in December. Less positive were the decline in average hourly earnings and the retreat to a 37-year low in the labor participation rate. On balance, the latest Bureau of Labor Statistics report on employment conditions is a net positive for GDP in the fourth quarter of 2014 but somewhat of a disappointment to those looking for an increasing share of GDP going to labor.

A third theme driving financial markets in 2014 was the muscular performance of the U.S. dollar. The dollar’s strong performance this past year mostly reflected the fact that U.S. economic performance was once again far better than that of most other developed nations. Based on actual results for the first three quarters of 2014 and the Bureau of Economic Analysis advance estimate for Q4, U.S. GDP grew 2.5% in real terms during 2014,

2

Letter to Shareholders (Unaudited)

measured Q4 2014 over Q4 2013. Compare that with economic growth estimates running under 1% for Japan and the Euro area. Even China’s economic performance is in some sense inferior to the U.S.’s in that its greater growth rate represents a disappointment relative to higher expectations. What’s more, Chinese economic data are somewhat spurious to begin with. In any event, the Japanese yen and the euro depreciated by 12% in 2014 against the dollar and, more broadly, the value of the dollar increased 13% vis-à-vis a trade-weighted basket of major foreign currencies. This brings the dollar’s appreciation since April 2011 to nearly 25%. The euro/dollar exchange rate at the end of 2014 ($1.21), though close to a nine-year low, was actually a bit stronger than its initial $/€ setting of $1.18.

The dollar’s strong showing in 2014 hurt the returns on foreign stocks and bonds to dollar-based investors. So while the local currency prices of foreign stocks and sovereign bonds had gains last year, for the most part those gains translated into losses in terms of U.S. dollars. Yields on sovereign bonds fell sharply throughout 2014, with German bond yields well on their way to the levels of Japanese Government bonds (JGBs). This spiraling down in German rates to all-time lows carried with it most rates in Europe – Greece being an obvious exception – and was assuredly an important factor in the 100+ basis-point decline in 10-year U.S. Treasury yields from December 2013 through early January 2015. What we admit does not make a lot of sense to us is how yields on Spanish and Italian sovereign debt have fallen to levels up to 50 bps below U.S. Treasurys.

The Dow Jones Industrial Average broke through another historical milestone (18000) in December of 2014, while the S&P 500 fell just short of hitting 2100 for the first time ever. In the volatile first few trading days of 2015, the Dow lost its foothold above 18000 and the S&P 500 slipped back almost to 2000. But as has been the case for much of the past three years, stock prices came roaring back from their mini-correction. Typically, since 2012, it was the easier monetary policies from the Fed that snapped investors out of their foul mood. But in early 2015, it was the prospect of significant bond buying by the European Central Bank – which heretofore has only talked up that possibility without delivering on it – that reversed the downward drift in global stock prices.

Stock prices in the U.S. are not cheap, but neither is the S&P 500’s 17-18 price/earnings multiple on trailing 12-month earnings excessive. Investment-grade fixed-income securities offer little competition to stocks today – the 10-year Treasury note yield has fallen below 2% in January – and outside of the energy sector, corporate fundamentals are on the mend, in Wright’s view. Barring severe market weakness, we believe that the Fed will raise interest rates sometime this summer – if only to get a start on what we believe will be a glacially slow transition to more normal interest rates. This backdrop of moderate growth, low inflation and modestly rising interest rates should prove to be favorable for stocks and not terribly unfavorable for corporate bonds in 2015. One should probably expect the S&P 500’s three-year hiatus from an old-style market correction of 10% or more to end in 2015. Still, the balance sheet of the U.S. stock market appears to have far more going for it than agents working against it, which may extend the bull market that began in March 2009 into a seventh “fat year” in March 2015. If you have any questions on Wright’s views on these matters or on other wealth management issues, please contact me.

    Sincerely,

                                  Peter M. Donovan
                                  Chairman & CEO

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Management Discussion (Unaudited)

WRIGHT  EQUITY  FUNDS

MAJOR BLUE CHIP FUND

The Wright Major Blue Chip Fund (WMBC) is managed as a blend of the large-cap growth and value stocks in the S&P 500 Composite, selected with a focus on the higher-quality issues in the index. The WMBC Fund had a total return of 13.0% in 2014, as compared with a 13.7% return for the S&P 500, the Fund’s benchmark.

The main positive contributors to the Fund’s performance in 2014 were health care stocks, which contributed to its relative performance; roughly two-thirds of this positive contribution was the result of stock selection and roughly one-third came from the Fund’s overweight position in the sector compared with its benchmark (average 2014 portfolio weight of 18% vs 14% for the S&P 500). The Fund also got a positive contribution to its relative performance from stocks in the industrial sector, strictly on stock selection, as the Fund had close to a market weight (11%) in this sector. Technology stocks, which constituted 24% of Fund holdings on average during 2014 as compared to the sector’s 23% weight in the S&P 500, also chipped in with a positive contribution to 2014’s relative performance. Detracting from the Fund’s 2014 relative performance were stocks in the financial sector, where the Fund averaged a slight underweight position during 2014 (15% vs 16%); adverse stock selection accounted for most of the negative contribution to WMBC Fund performance. At December 31, 2014, the WMBC Fund was slightly overweight financial stocks (18% vs 17% at year-end 2014).

Three of the five biggest individual contributors to the Fund’s performance in 2014 were information technology stocks – Intel, Microsoft and Apple – each of which made a healthy contribution to the Fund’s relative performance this past year. Amgen and General Dynamics round out the top five contributors for the year. The biggest individual detractors from the Fund’s performance in 2014 tended to be energy stocks, such as Halliburton, Chevron and Schlumberger, and financial stocks, such as Aflac, Intercontinental Exchange and Mastercard. The Fund was slightly underweight energy stocks and slightly overweight financials at year-end 2014.

The major U.S. stock market indexes hit record highs as 2014 ended, outdoing foreign markets, most of which retreated slightly for the year. The U.S. economy was also one of the few economies to post solid growth this past year, and it did so despite a weather-related stumble in the first quarter. Over the course of 2014, equity investors brushed aside a series of attempts to “correct” lower, including one in the fourth quarter around the time the Fed was ending its QE-3 bond-buying program. Steep drops in crude oil prices hurt stocks in the energy sector, but for the most part the rest of market saw lower energy costs as a good thing, a factor that propelled smaller stocks to a near-10% return in the fourth quarter. In early 2015, there appears to be some rethinking of the significance of collapsing energy prices; might it signal a recessionary drop in global demand? Likewise, the dollar’s strength in 2014 looks more problematic in 2015, threatening export businesses and the profits of multinational corporations.

With its focus on stocks that are, on average, of higher quality than those that populate the S&P 500, the WMBC Fund is believed to be well positioned for what we believe may be a more challenging investment environment in 2015. The WMBC Fund has a higher average weighted market cap than the S&P 500 ($150 billion vs $130 billion) and a five-year earnings growth record nearly as good as that of the S&P 500 (13.3% vs 14.1%). Stocks in the WMBC were judged to be comparatively attractive values relative to the S&P 500 at

4

Management Discussion (Unaudited)

the beginning of 2015: based on current earnings, the WMBC’s average P/E multiple was 18.5x at 12/31/2014 as compared with 18.8x for the S&P 500; based on forecast forward 12 months’ earnings, the WMBC’s P/E was 15.5x vs 16.6x for the S&P 500 benchmark.

SELECTED BLUE CHIP FUND

The Wright Selected Blue Chip Fund (WSBC), a mid-cap blend fund, had a total return of 8.0% in 2014, as compared with its benchmark, the S&P MidCap Index, which returned 9.8%. Over the three years 2012-14, the WSBC Fund has averaged a 0.9% premium over the S&P400 MidCap Index’s 20.0% average annual rate of total return.

The main positive contributors to the Fund’s performance in 2014 were consumer discretionary stocks and, to a lesser degree, industrials and utilities, in each case due mainly to stock selection. Over the course of 2014, the WSBC Fund was slightly overweight all three of these sectors relative to the S&P MidCap index: consumer discretionary, 16% vs 13%; industrials, 19% vs 17%; and utilities, 5.1% vs 4.7%. Financial stocks (average portfolio weight 22% vs 23%) were the main detractors from Fund performance in 2014 on adverse stock selection.

Among individual stocks, the biggest positive contributors to Fund performance for the full year 2014 were Hanesbrands, Alaska Airgoup, Skyworks Solutions, Universal Health and Foot Locker. Detracting from this past year’s relative performance were Waddell & Reed Financial, Bancorpsouth, Hollyfrontier, Neustar, and Acxiom.

With the U.S. economy still growing at a sub-par pace as 2014 was ending, we believe that the WSBC Fund’s focus on quality securities should serve it well in 2015. WSBC continues to be slightly tilted toward the larger companies in the S&P MidCap 400 index, those with larger median ($4.7 billion vs $3.8 billion) and weighted-average market caps ($6.2 billion vs $5.4 billion) compared to the S&P 400. WSBC’s holdings have shown better historical earnings growth than the MidCap index constituents (15% vs 13% for the trailing five years). The WSBC Fund’s year-end 2014 P/E multiples were at a discount to comparable multiples for the S&P 400 MidCaps: 18.2x vs 21.3x on a trailing 12-month earnings basis, and 15.0x vs 18.4x on a forward 12-month basis.

INTERNATIONAL BLUE CHIP FUND

In total return terms, the Wright International Blue Chip Fund (WIBC) had a loss of 6.5% in 2014, about 2.2% more than the MSCI World ex U.S. index, which lost 4.3%. Foreign stocks generally underperformed U.S. stocks during 2014, with much of the underperformance the result of declining foreign currencies.

Stocks in the consumer staples, health care and information technology sectors made positive contributions to the WIBC Fund’s relative performance in 2014, with stock selection (as opposed to big overweight or underweight bets) the main factor.  Hurting the Fund’s performance this past year were the financials, industrials and energy sectors.  At year-end 2014, financials remained the Fund’s biggest position at 25%, but that was slightly below MSCI World ex U.S. index’s 27% weight; other sector weights were closer to benchmark weights.

5

Management Discussion (Unaudited)

The biggest individual positive contributors to the WIBC Fund’s performance for 2014 were Alimentation Couche-Tard, Astrazeneca, Actelion Limited, Asahi Kasei and Daito Trust Construction. Detractors included Norwegian energy stock Statoil, British maker of power systems Rolls Royce Holdings, German chemical producer BASF, French bank BNP Paribas, and Canadian methanol supplier/distributor Methanex.

In the aggregate, WIBC Fund holdings are priced at a significant discount to the MSCI World ex U.S. index in terms of current price/earnings ratios (13.5 vs 15.8 at December 31, 2014). Over the past five years, WIBC holdings have averaged superior earnings growth rates (16% vs 9%). Average weighted market cap is not significantly different from the MSCI World ex U.S.’s ($56.5 billion vs $55.4 billion).

In their final Open Market Committee of 2014, Fed officials cited economic turmoil abroad as an “important source of downside risks” to U.S. economic activity and employment. The Fed nonetheless went ahead with indications to the market that it expected interest rates to go higher in 2015. This expectation was premised on foreign policy makers taking appropriate actions to foster greater economic growth and to forestall deflationary pressures, which were judged to be building in several markets around the world. Indeed, one week into 2015, Eurostat reported that consumer prices in the Euro area swung to deflation in the 12 months ended December (-0.2% year-over-year). Oil prices cascading lower were obviously a big factor in the decline in the Eurozone CPI, but prices for any number of goods outside of energy were heading lower as well. What falling oil prices says about slow growth in global demand generally and whether to expect oil prices to remain low for the duration are uncertainties that should make economic policy makers want to err on the side of growth in 2015…

• Japan’s GDP contracted for two successive quarters, prompting the Abe government to postpone the next phase of sales tax increases scheduled for October 2015 for 18 months and call for new elections. The December 2014 elections strengthened Prime Minister Shinzo Abe’s position, allowing BOJ bond buying to continue at a heavy rate and perhaps enabling Abe to gain headway on market reforms, the unused arrow in his policy quiver.

• The European Central Bank met on January 22, 2015, and as expected the ECB announced plans to purchase 1.1 trillion euros of sovereign bonds and other longer-term securities. The ECB’s foray into quantitative easing is expected to 1) keep long-term interest rates low, 2) force investors out the risk curve, and 3) through the “wealth effect,” increase consumer spending and business investment, resulting in faster economic growth and a firming of prices.

 • China appears to be targeting 7% economic growth for 2015, down from the official target of 7.5% GDP growth established in 2012. Judging by purchasing managers’ survey readings, though, even 7% growth, which would be the lowest since its brief sojourn in the 6%-7% range in 2008-09, might be a big challenge. The strong showing of Chinese stocks in the second half of 2014 may be one of the few leading indicators pointing toward a sanguine 2015 GDP outlook.

 • U.S. GDP growth, which was in the 4.5%-5% (annual rate) range during the middle two quarters of 2014, will be hard pressed to achieve anything approaching 4% growth in 2015. Indeed, while there is an outside chance for 3% growth, the impact of falling oil prices on the oil patch – where a fair chunk of recent growth has originated – has made us ease back on our economic growth and inflation projections for the coming year. Compared with other developed economies, the U.S. should be able to continue its above-average showing.

 • World GDP growth in 2014 is estimated to have inched up from the 2%-2.25% rates of 2012-13 to just shy of 2.5%. Per Bloomberg, consensus forecasts are for gradual improvement to a 3% growth rate by 2016, which presumes that recessions in Europe and Japan will be short-lived. Lower energy prices stand to benefit the oil-importing world but not without disruptions. The debt bubble that kicked off the financial crisis in 2007 has not been deflated – public debt has replaced private debt – suggesting that

6

Management Discussion (Unaudited)

headwinds will limit global growth for some time to come. Global recession looks to be avoidable, but slower growth does not.

We continue to see the inclusion of international stocks as likely to enhance risk-adjusted returns in diversified investment portfolios.

CURRENT INCOME FUND

The Wright Current Income Fund (WCIF) had a total return of 4.4% in 2014, 1.6% shy of the total return on the Barclays GNMA bond index, the Fund’s benchmark, which gained 6.0%, and the Barclays U.S. Aggregate bond index, which also had a 6.0% total return this past year. The WCIF Fund is managed to be invested in GNMA issues (mortgage-based securities, known as Ginnie Maes, guaranteed by the full faith and credit of the U.S. government) and other mortgage-based securities. The WCIF Fund is actively managed to maximize income and minimize principal fluctuation. WCIF had a yield of 2.8% at December 31, 2014, calculated according to SEC guidelines. Dividends paid by this Fund may be more or less than implied by this yield.

In addition to its holdings in GNMA-backed mortgage issues, WCIF also holds issues backed by Fannie Mae (FNMA) and Freddie Mac (FHLMC), both of which are under the conservatorship of the U.S. Treasury through the Federal Housing Finance Agency (FHFA). At the end of 2014, the WCIF Fund was 95% invested in agency-backed mortgages, versus 100% for the index, with 5% in cash, cash equivalents or agency securities.

The Fund continues to have a higher average coupon than the GNMA benchmark, reflecting the Fund’s mandate to maximize income. At December 31, 2014, WCIF’s average coupon was 5.1%, compared to 3.9% for the GNMA benchmark. The Fund remains substantially overweight in higher coupon mortgages relative to its benchmark. At the end of the year, the Fund held 69% of its assets in mortgages with 5% or greater coupons, compared to only 14% for the benchmark. The Fund’s biggest positions were in mortgages with 5%-6% coupons (36%, versus 11% for the index) and 6%-7% coupons (28% of the portfolio, compared to 2% for the index). By comparison, 24% of the Fund’s assets were held in mortgages with 3%-5% coupons, compared to 85% for the GNMA benchmark. The emphasis on well-seasoned higher-coupon issues contributes to the Fund’s lesser negative convexity compared to the GNMA benchmark, which tends to result in a more stable performance when interest rates are volatile.

At year-end 2014, the average duration of the mortgages held by the Fund, at 3.8 years, was slightly longer than the GNMA index’s 3.5 year duration. As interest rates fell during 2014, the average duration of the Fund declined to 3.8 from 4.4 years one year earlier; the average duration in the GNMA index shortened to 3.5 years from 5.6 years at the end of 2013. At year-end, 67% of securities held in the Fund had a duration of five years or less, compared to 41% for the benchmark. By contrast, 33% of the Fund’s assets had durations of five years or more, as compared to 59% for the GNMA index.

Yields on sovereign bonds fell sharply in 2014. German bond yields appear to be well on their way to the levels of Japanese Government bonds (JGBs); from a spread of as much as 300 basis points during 2008, German 10-year bund yields ended 2014 within 20 bps of JGBs. That represents a 50 basis-point narrowing in the bund/JGB spread since the beginning of 2014. This spiraling down in German rates has carried with it most rates in Europe and has even been an important factor in the 100+ basis-point decline in 10-year

7

Management Discussion (Unaudited)

Treasury yields from December 2013 through December 2014. TOTAL RETURN BOND FUND The Wright Total Return Bond Fund (WTRB), a diversified bond fund, was closed at the end of December 2014.

8

Performance Summaries (Unaudited)

Important

The Total Investment Return is the percent return of an initial $10,000 investment made at the beginning of the period to the ending redeemable value assuming all dividends and distributions are reinvested. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Past performance is not predictive of future performance.

9

Performance Summaries (Unaudited)
WRIGHT SELECTED BLUE CHIP EQUITIES FUND

Industry Weightings					Ten Largest Stock Holdings
% of net assets @ 12/31/14					% of net assets @ 12/31/14

Capital Goods Health Care Equipment & Services	8.6 7.5	% %	Semiconductors & Semiconductor Equipment	3.2%	Hanesbrands, Inc. Skyworks Solutions, Inc.	3.4 3.2	% %
Commercial & Professional Services	6.9%		Diversified Financials	3.0%	UGI Corp.	3.0%
Technology Hardware & Equipment	6.7%		Energy	2.4%	Foot Locker, Inc.	2.8%
Materials	6.5%		Consumer Services	2.2%	Brinker International, Inc.	2.7%
Real Estate	6.3%		Household & Personal Products	2.2%	Omega Healthcare Investors, Inc. REIT	2.7%
Utilities	6.3%		Pharmaceuticals & Biotechnology	2.0%	Packaging Corp. of America	2.5%
Insurance	5.5%		Transportation	1.9%	Carlisle Cos., Inc.	2.5%
Banks	5.4%		Media	1.7%	Deluxe Corp.	2.4%
Retailing	5.1%		Automobiles & Components	1.4%	Centene Corp.	2.4%
Software & Services	4.6%		Industrial	1.3%
Consumer Discretionary	3.8%		Food, Beverage & Tobacco	1.1%
Consumer Durables & Apparel	3.4%		Communications Equipment	0.6%

10

Performance Summaries (Unaudited)

11

Performance Summaries (Unaudited)

WRIGHT MAJOR BLUE CHIP EQUITIES FUND

Industry Weightings					Ten Largest Stock Holdings
% of net assets @ 12/31/14					% of net assets @ 12/31/14

Software & Services Pharmaceuticals & Biotechnology	11.7 10.4	% %	Semiconductor Equipment & Products	4.2%	Johnson & Johnson Microsoft Corp.	4.8 4.8	% %
Capital Goods	10.1%		Retailing	3.7%	JPMorgan Chase & Co.	4.5%
Banks	8.9%		Utilities	3.6%	Bank of America Corp.	4.4%
Health Care Equipment & Services	8.5%		Insurance	3.5%	Intel Corp.	4.2%
Technology Hardware & Equipment	8.5%		Telecommunication Services	3.3%	QUALCOMM, Inc.	4.1%
Energy	7.6%		Consumer Durables & Apparel	1.4%	Coca-Cola Co. (The)	4.0%
Diversified Financials	5.8%		Materials	1.0%	Oracle Corp.	4.0%
Food, Beverage & Tobacco	5.3%		Industrial	0.7%	3M Co.	3.9%
			Media	0.2%	Amgen, Inc.	3.8%

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Performance Summaries (Unaudited)

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Performance Summaries (Unaudited)

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND

Country Weightings						Ten Largest Stock Holdings
% of net assets @ 12/31/14						% of net assets @ 12/31/14

Japan	24.3%		Ireland	1.2%		Nestle SA	3.2%
United Kingdom	15.9%		Denmark	1.0%		Legal & General Group PLC	2.8%
Switzerland	11.2%		Norway	0.7%		KDDI Corp.	2.8%
Germany	11.1%		Israel	0.6%		Swiss Re AG	2.8%
Canada France	9.9 7.9	% %	Netherlands Finland	0.6 0.5	% %	Alimentation Couche-Tard, Inc.- Class B	2.7%
Spain	7.1%		Austria	0.4%		BASF SE	2.5%
Australia	2.4%		Sweden	0.3%		Actelion, Ltd.	2.2%
Italy	2.0%		Greece	0.2%		Asahi Kasei Corp.	2.1%
Hong Kong	1.4%					BNP Paribas SA	2.0%
						Muenchener Rueckversicherungs-Gesellschaft AG – Class R	2.0%

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Performance Summaries (Unaudited)

15

Performance Summaries (Unaudited)

WRIGHT CURRENT INCOME FUND

Holdings by Security Type			Five Largest Bond Holdings
% of net assets @ 12/31/14			% of net assets @ 12/31/14

Agency Mortgage-Backed Securities	94.9%		GNMA, Series 2010-116, Class PB	5.00%	06/16/40	3.6%
Other U.S. Government Guaranteed	2.8%		FNMA Pool #821082	6.00%	03/01/35	3.5%
			Vessel Management Services, Inc.	5.13%	04/16/35	2.8%
			FHLMC, Series 4142, Class PN	2.50%	12/15/32	2.7%
			FHLMC Gold Pool #Q11280	4.00%	09/01/42	2.7%
Weighted Average Maturity

@ 12/31/14	11.2	Years

16

Fund Expenses (Unaudited)

Example:
As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including redemption fees (if applicable); and (2) ongoing costs including management fees; distribution or service fees; and other fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 – December 31, 2014).

Actual Expenses:
The first line of the tables shown on the following page provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:
The second line of the tables provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in your Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (if applicable).  Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

17

Fund Expenses (Unaudited)

EQUITY FUNDS

Wright Selected Blue Chip Equities Fund

	Beginning Account Value (7/1/14)	Ending Account Value (12/31/14)	Expenses Paid During Period* (7/1/14-12/31/14)
Actual Fund Shares	$1,000.00	$ 1,039.81	$7.20
Hypothetical (5% return per year before expenses)
Fund Shares	$1,000.00	$ 1,018.15	$7.12

*Expenses are equal to the Fund’s annualized expense ratio of 1.40% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).  The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2014.

Wright Major Blue Chip Equities Fund

	Beginning Account Value (7/1/14)	Ending Account Value (12/31/14)	Expenses Paid During Period* (7/1/14-12/31/14)
Actual Fund Shares	$1,000.00	$1,043.15	$7.21
Hypothetical (5% return per year before expenses)
Fund Shares	$1,000.00	$1,018.15	$7.12

*Expenses are equal to the Fund’s annualized expense ratio of 1.40% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).  The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2014.

Wright International Blue Chip Equities Fund

	Beginning Account Value (7/1/14)	Ending Account Value (12/31/14)	Expenses Paid During Period* (7/1/14-12/31/14)
Actual Fund Shares	$1,000.00	$888.90	$8.81
Hypothetical (5% return per year before expenses)
Fund Shares	$1,000.00	$1,015.88	$9.40

*Expenses are equal to the Fund’s annualized expense ratio of 1.85% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).  The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2014.

FIXED-INCOME FUNDS

Wright Current Income Fund

	Beginning Account Value (7/1/14)	Ending Account Value (12/31/14)	Expenses Paid During Period* (7/1/14-12/31/14)
Actual Fund Shares	$1,000.00	$1,019.15	$4.58
Hypothetical (5% return per year before expenses)
Fund Shares	$1,000.00	$1,020.67	$4.58

*Expenses are equal to the Fund’s annualized expense ratio of 0.90% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).  The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2014.

18

Wright Selected Blue Chip Equities Fund (WSBC) Portfolio of Investments - As of December 31, 2014

Shares	Value

EQUITY INTERESTS - 99.6%
AUTOMOBILES & COMPONENTS - 1.4%
Gentex Corp.	14,510	$524,246
BANKS - 5.4%
BancorpSouth, Inc.	5,810	$130,783
Commerce Bancshares, Inc.	3,722	161,870
East West Bancorp, Inc.	10,400	402,584
Fulton Financial Corp.	67,355	832,508
New York Community Bancorp, Inc.	23,115	369,840
Valley National Bancorp	12,190	118,365
		$2,015,950

CAPITAL GOODS - 8.6%
AECOM Technology Corp.*	23,245	$705,951
Alliant Techsystems, Inc.	4,685	544,631
Carlisle Cos., Inc.	10,210	921,350
Esterline Technologies Corp.*	1,990	218,263
Exelis, Inc.	18,620	326,409
Huntington Ingalls Industries, Inc.	3,660	411,604
Vectrus, Inc.*	3,885	106,449
		$3,234,657

COMMERCIAL & PROFESSIONAL SERVICES - 6.9%
Deluxe Corp.	14,320	$891,420
Global Payments, Inc.	9,950	803,263
RR Donnelley & Sons Co.	37,435	629,095
Towers Watson & Co. - Class A	2,375	268,779
		$2,592,557

COMMUNICATIONS EQUIPMENT - 0.6%
ARRIS Group, Inc.*	7,125	$215,104

CONSUMER DISCRETIONARY - 3.8%
Brinker International, Inc.	17,595	$1,032,651
Signet Jewelers, Ltd.	2,890	380,237
		$1,412,888

CONSUMER DURABLES & APPAREL - 3.4%
Hanesbrands, Inc.	11,365	$1,268,561

CONSUMER SERVICES - 2.2%
Apollo Education Group, Inc.*	9,950	$339,395
DeVry Education Group, Inc.	10,015	475,412
		$814,807

DIVERSIFIED FINANCIALS - 3.0%
MSCI, Inc.	7,770	$368,609
Raymond James Financial, Inc.	6,935	397,306
Signature Bank*	1,340	168,786
Waddell & Reed Financial, Inc. - Class A	4,085	203,515
		$1,138,216

ENERGY - 2.4%
Cimarex Energy Co.	1,275	$135,150
HollyFrontier Corp.	17,119	641,620
Superior Energy Services, Inc.	3,285	66,193
Western Refining, Inc.	1,790	67,626
		$910,589

Shares	Value

FOOD, BEVERAGE & TOBACCO - 1.1%
Ingredion, Inc.	3,465	$293,971
Keurig Green Mountain, Inc.	1,005	133,057
		$427,028

HEALTH CARE EQUIPMENT & SERVICES - 7.5%
Align Technology, Inc.*	2,010	$112,379
Centene Corp.*	8,540	886,879
Health Net, Inc.*	8,475	453,667
MEDNAX, Inc.*	2,480	163,953
Omnicare, Inc.	5,265	383,976
Universal Health Services, Inc. - Class B	5,715	635,851
VCA, Inc.*	3,850	187,765
		$2,824,470

HOUSEHOLD & PERSONAL PRODUCTS - 2.2%
Energizer Holdings, Inc.	6,550	$842,068

INDUSTRIAL - 1.3%
Con-way, Inc.	2,315	$113,852
JetBlue Airways Corp.*	12,920	204,911
Kirby Corp.*	1,945	157,039
		$475,802

INSURANCE - 5.5%
American Financial Group, Inc.	6,320	$383,750
Everest Re Group, Ltd.	1,025	174,558
HCC Insurance Holdings, Inc.	16,115	862,475
Reinsurance Group of America, Inc.	3,275	286,955
WR Berkley Corp.	7,127	365,330
		$2,073,068

MATERIALS - 6.5%
Albemarle Corp.	5,200	$312,676
Olin Corp.	10,850	247,055
Packaging Corp. of America	11,945	932,307
Rock-Tenn Co. - Class A	7,320	446,374
Steel Dynamics, Inc.	11,405	225,135
Worthington Industries, Inc.	9,505	286,005
		$2,449,552

MEDIA - 1.7%
John Wiley & Sons, Inc. - Class A	3,280	$194,307
Meredith Corp.	8,410	456,831
		$651,138

PHARMACEUTICALS & BIOTECHNOLOGY - 2.0%
Charles River Laboratories International, Inc.*	3,210	$204,284
United Therapeutics Corp.*	4,175	540,621
		$744,905

REAL ESTATE - 6.3%
American Campus Communities, Inc. REIT	5,395	$223,137
Corrections Corp. of America REIT	9,695	352,317
Jones Lang LaSalle, Inc.	5,200	779,636
Omega Healthcare Investors, Inc. REIT	26,260	1,025,978
		$2,381,068

See Notes to Financial Statements.	19

Wright Selected Blue Chip Equities Fund (WSBC) Portfolio of Investments - As of December 31, 2014

Shares	Value

RETAILING - 5.1%
Advance Auto Parts, Inc.	3,460	$551,109
Big Lots, Inc.	8,220	328,964
Foot Locker, Inc.	18,490	1,038,768
		$1,918,841

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.2%
Skyworks Solutions, Inc.	16,630	$1,209,167

SOFTWARE & SERVICES - 4.6%
Alliance Data Systems Corp.*	2,275	$650,764
Cadence Design Systems, Inc.*	35,765	678,462
NeuStar, Inc. - Class A*	14,770	410,606
		$1,739,832

TECHNOLOGY HARDWARE & EQUIPMENT - 6.7%
Arrow Electronics, Inc.*	10,530	$609,582
Avnet, Inc.	12,520	538,610
Broadridge Financial Solutions, Inc.	8,475	391,375
Ingram Micro, Inc.*	6,740	186,294
PTC, Inc.*	4,955	181,601
Tech Data Corp.*	5,650	357,249
Zebra Technologies Corp.*	3,080	238,423
		$2,503,134

TRANSPORTATION - 1.9%
Alaska Air Group, Inc.	11,945	$713,833

UTILITIES - 6.3%
Great Plains Energy, Inc.	15,090	$428,707
IDACORP, Inc.	6,230	412,363
ONE Gas, Inc.	9,786	403,379
UGI Corp.	29,857	1,133,969
		$2,378,418

TOTAL EQUITY INTERESTS - 99.6% (identified cost, $28,229,183)	$37,459,899

SHORT-TERM INVESTMENTS - 0.3%
Fidelity Government Money Market Fund, 0.01% (1)	121,978	$121,978

TOTAL SHORT-TERM INVESTMENTS - 0.3% (identified cost, $121,978)	$121,978

TOTAL INVESTMENTS — 99.9% (identified cost, $28,351,161)	$37,581,877

OTHER ASSETS, IN EXCESS OF LIABILITIES — 0.1%	27,995

NET ASSETS — 100.0%	$37,609,872

REIT — Real Estate Investment Trust
*	Non-income producing security.
(1)   Variable rate security. Rate presented is as of December 31, 2014.

See Notes to Financial Statements.	20

Wright Selected Blue Chip Equities Fund (WSBC)

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2014

ASSETS:	TRUE
Investments, at value
(identified cost $28,351,161) (Note 1A)	$37,581,877	######
Dividends receivable	40,001
Prepaid expenses and other assets	9,800
Total assets	$37,631,678

LIABILITIES:
Payable for fund shares reacquired	$5,095
Accrued expenses and other liabilities	16,711
Total liabilities	$21,806
NET ASSETS	$37,609,872

NET ASSETS CONSIST OF:
Paid-in capital	$26,651,724
Accumulated net realized gain on investments	1,727,432
Unrealized appreciation on investments	9,230,716
Net assets applicable to outstanding shares	$37,609,872

SHARES OF BENEFICIAL INTEREST OUTSTANDING AT $0.000 PAR VALUE (UNLIMITED SHARES AUTHORIZED)	2,952,997

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST	$12.74

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2014

INVESTMENT INCOME (Note 1C)		TRUE
3E+07	Dividend income	$646,415
	Total investment income	$646,415

Expenses –
	Investment adviser fee (Note 3)	$234,545
	Administrator fee (Note 3)	46,909
	Trustee expense (Note 3)	14,403
	Custodian fee	5,007
	Accountant fee	39,175
	Distribution expenses (Note 4)	97,726
	Transfer agent fee	28,628
	Printing	165
	Shareholder communications	5,466
	Audit services	17,000
	Legal services	49,744
	Compliance services	6,221
	Registration costs	19,600
	Interest expense (Note 8)	1,795
	Miscellaneous	23,412
	Total expenses	$589,796

Deduct –
	Waiver and/or reimbursement by the principal underwriter and/or investment adviser (Note 4)	$(19,420)
	Net expenses	$570,376
	Net investment income	$76,039

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
	Net realized gain on investment transactions	$6,165,711
	Net change in unrealized appreciation (depreciation) on investments	(3,334,464)
	Net realized and unrealized gain on investments	$2,831,247
	Net increase in net assets from operations	$2,907,286

See Notes to Financial Statements.	21

Wright Selected Blue Chip Equities Fund (WSBC)

Years Ended
STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2014	December 31, 2013

INCREASE (DECREASE) IN NET ASSETS:
From operations –
Net investment income (loss)	$76,039	$(20,491)
0	Net realized gain on investment transactions	6,165,711	5,721,464
Net change in unrealized appreciation (depreciation) on investments	(3,334,464)	6,436,418
Net increase in net assets from operations	$2,907,286	$12,137,391
Distributions to shareholders (Note 2)
From net investment income	$(97,816)	$(7,466)
From net realized capital gains	(6,795,055)	(4,709,210)
Total distributions	$(6,892,871)	$(4,716,676)
Net increase in net assets resulting from fund share transactions (Note 6)	$1,391,495	$2,860,851
Net increase (decrease) in net assets	$(2,594,090)	$10,281,566
##
NET ASSETS:
At beginning of year	40,203,962	29,922,396
At end of year	$37,609,872	$40,203,962

See Notes to Financial Statements.	22

Wright Selected Blue Chip Equities Fund (WSBC)

These financial highlights reflect selected data for a share outstanding throughout each year.
	Years Ended December 31,
FINANCIAL HIGHLIGHTS	2014	2013	2012	2011	2010

Net asset value, beginning of year	$14.160	$11.530	$10.280	$10.400	$8.400
Income (loss) from investment operations:
Net investment income (loss) (1)	0.027	(0.007)	0.028	(0.018)	(0.022)
Net realized and unrealized gain (loss)	1.043	4.412	1.616	(0.102)	2.030
Total income (loss) from investment operations	1.070	4.405	1.644	(0.120)	2.008

Less distributions:
From net investment income	(0.036)	— (2)	(0.025)	—	(0.008)
From net realized gains	(2.454)	(1.775)	(0.369)	—	—
Total distributions	(2.490)	(1.775)	(0.394)	—	(0.008)
Net asset value, end of year	$12.740	$14.160	$11.530	$10.280	$10.400
Total Return(3)	7.99%	39.82%	16.02%	(1.15)%	23.93%
Ratios/Supplemental Data(4):
Net assets, end of year (000 omitted)	$37,610	$40,204	$29,922	$32,362	$28,370
Ratios (As a percentage of average daily net assets):
Net expenses	1.45%	1.40%	1.40%	1.40%	1.40%
Net investment income (loss)	0.19%	(0.06)%	0.25%	(0.17)%	(0.24)%
Portfolio turnover rate	66%	76%	54%	82%	60%

	For the years ended December 31, 2014, 2013, 2012, 2011 and 2010	For the years ended December 31, 2014, 2013, 2012, 2011 and 2010
(1)	Computed using average shares outstanding.
(2)	Less than $0.001 per share.
(3)
Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(4)
For each of the years presented, the operating expenses of the Fund were reduced by a waiver of fees and/or allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, expenses and net investment income (loss) ratios would have been as follows:

	2014	2013	2012	2011	2010

Ratios (As a percentage of average daily net assets):
Expenses	1.51%	1.43%	1.48%	1.46%	1.79%
Net investment income (loss)	0.13%	(0.09)%	0.17%	(0.23)%	(0.63)%

See Notes to Financial Statements.	23

Wright Major Blue Chip Equities Fund (WMBC) Portfolio of Investments - As of December 31, 2014

Shares	Value

EQUITY INTERESTS - 98.4%

BANKS - 8.9%
Bank of America Corp.	39,110	$699,678
JPMorgan Chase & Co.	11,455	716,854
		$1,416,532

CAPITAL GOODS - 10.1%
3M Co.	3,825	$628,524
General Dynamics Corp.	3,915	538,782
Rockwell Automation, Inc.	4,040	449,248
		$1,616,554

CONSUMER DURABLES & APPAREL - 1.4%
Garmin, Ltd.	2,335	$123,358
Polaris Industries, Inc.	465	70,327
Walgreens Boots Alliance, Inc.	395	30,099
		$223,784

DIVERSIFIED FINANCIALS - 5.8%
Affiliated Managers Group, Inc.*	1,055	$223,913
CBRE Group, Inc. - Class A*	1,535	52,574
Franklin Resources, Inc.	1,525	84,439
T. Rowe Price Group, Inc.	6,465	555,085
		$916,011

ENERGY - 7.6%
California Resources Corp.*	378	$2,083
Chevron Corp.	3,720	417,310
Halliburton Co.	6,045	237,750
Occidental Petroleum Corp.	945	76,176
Schlumberger, Ltd.	5,530	472,317
		$1,205,636

FOOD, BEVERAGE & TOBACCO - 5.3%
Coca-Cola Co. (The)	15,090	$637,100
Monster Beverage Corp.*	1,945	210,741
		$847,841

HEALTH CARE EQUIPMENT & SERVICES - 8.5%
Abbott Laboratories	9,175	$413,059
Humana, Inc.	3,370	484,033
Stryker Corp.	4,895	461,745
		$1,358,837

INDUSTRIAL - 0.7%
Cummins, Inc.	770	$111,011

INSURANCE - 3.5%
MetLife, Inc.	10,250	$554,422

MATERIALS - 1.0%
CF Industries Holdings, Inc.	575	$156,710

MEDIA - 0.2%
Scripps Networks Interactive, Inc. - Class A	395	$29,732

Shares	Value

PHARMACEUTICALS & BIOTECHNOLOGY - 10.4%
Amgen, Inc.	3,830	$610,081
Gilead Sciences, Inc.*	3,005	283,251
Johnson & Johnson	7,265	759,701
		$1,653,033

RETAILING - 3.7%
TJX Cos., Inc. (The)	8,605	$590,131

SEMICONDUCTOR EQUIPMENT & PRODUCTS - 4.2%
Intel Corp.	18,295	$663,926

SOFTWARE & SERVICES - 11.7%
Google, Inc. - Class A*	175	$92,866
Google, Inc. - Class C*	175	92,120
Intuit, Inc.	795	73,291
MasterCard, Inc. - Class A	1,190	102,530
Microsoft Corp.	16,290	756,670
Oracle Corp.	14,030	630,929
Visa, Inc. - Class A	445	116,679
		$1,865,085

TECHNOLOGY HARDWARE & EQUIPMENT - 8.5%
Apple, Inc.	5,030	$555,211
QUALCOMM, Inc.	8,715	647,786
Western Digital Corp.	1,355	149,999
		$1,352,996

TELECOMMUNICATION SERVICES - 3.3%
AT&T, Inc.	15,865	$532,905

UTILITIES - 3.6%
NextEra Energy, Inc.	5,370	$570,777

TOTAL EQUITY INTERESTS - 98.4% (identified cost, $13,250,928)	$15,665,923

SHORT-TERM INVESTMENTS - 1.4%
Fidelity Government Money Market Fund, 0.01% (1)	219,716	$219,716

TOTAL SHORT-TERM INVESTMENTS - 1.4% (identified cost, $219,716)	$219,716

TOTAL INVESTMENTS — 99.8% (identified cost, $13,470,644)	$15,885,639

OTHER ASSETS, IN EXCESS OF LIABILITIES — 0.2%	39,271

NET ASSETS — 100.0%	$15,924,910

* — Non-income producing security.
(1)	Variable rate security. Rate presented is as of December 31, 2014.

See Notes to Financial Statements.	24

Wright Major Blue Chip Equities Fund (WMBC)

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2014

ASSETS:	TRUE
Investments, at value
(identified cost $13,470,644) (Note 1A)	$15,885,639	######
Receivable for fund shares sold	34,128
Dividends receivable	7,142
Prepaid expenses and other assets	8,068
Total assets	$15,934,977

LIABILITIES:
Accrued expenses and other liabilities	10,067
Total liabilities	$10,067
NET ASSETS	$15,924,910

NET ASSETS CONSIST OF:
Paid-in capital	$14,542,718
Accumulated net realized loss on investments	(1,035,111)
Undistributed net investment income	2,308
Unrealized appreciation on investments	2,414,995
Net assets applicable to outstanding shares	$15,924,910

SHARES OF BENEFICIAL INTEREST OUTSTANDING AT $0.000 PAR VALUE (UNLIMITED SHARES AUTHORIZED)	833,780

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST	$19.10

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2014

INVESTMENT INCOME (Note 1C)		TRUE
1E+07	Dividend income	$369,107
	Total investment income	$369,107

Expenses –
	Investment adviser fee (Note 3)	$104,798
	Administrator fee (Note 3)	20,960
	Trustee expense (Note 3)	14,403
	Custodian fee	5,000
	Accountant fee	37,419
	Distribution expenses (Note 4)	43,666
	Transfer agent fee	25,082
	Printing	73
	Shareholder communications	4,559
	Audit services	17,000
	Legal services	11,068
	Compliance services	5,545
	Registration costs	19,129
	Interest expense (Note 8)	766
	Miscellaneous	15,670
	Total expenses	$325,138

Deduct –
	Waiver and/or reimbursement by the principal underwriter and/or investment adviser (Note 4)	$(79,843)
	Net expenses	$245,295
	Net investment income	$123,812

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
	Net realized gain on investment transactions	$2,701,317
	Net change in unrealized appreciation (depreciation) on investments	(677,283)
	Net realized and unrealized gain on investments	$2,024,034
	Net increase in net assets from operations	$2,147,846

See Notes to Financial Statements.	25

Wright Major Blue Chip Equities Fund (WMBC)

Years Ended
STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2014	December 31, 2013

INCREASE (DECREASE) IN NET ASSETS:
From operations –
Net investment income	$123,812	$105,865
0	Net realized gain on investment transactions	2,701,317	1,526,891
Net change in unrealized appreciation (depreciation) on investments	(677,283)	3,279,155
Net increase in net assets from operations	$2,147,846	$4,911,911
Distributions to shareholders (Note 2)
From net investment income	$(126,109)	$(103,923)
Total distributions	$(126,109)	$(103,923)
Net decrease in net assets resulting from fund share transactions (Note 6)	$(3,788,496)	$(2,675,499)
Net increase (decrease) in net assets	$(1,766,759)	$2,132,489
##
NET ASSETS:
At beginning of year	17,691,669	15,559,180
At end of year	$15,924,910	$17,691,669

UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF YEAR	$2,308	$4,605

See Notes to Financial Statements.	26

Wright Major Blue Chip Equities Fund (WMBC)

These financial highlights reflect selected data for a share outstanding throughout each year.
	Years Ended December 31,
FINANCIAL HIGHLIGHTS	2014	2013	2012	2011	2010

Net asset value, beginning of year	$17.030	$12.690	$12.260	$12.250	$10.870
Income (loss) from investment operations:
Net investment income (loss)(1)	0.127	0.096	0.082	(0.012)	0.044
Net realized and unrealized gain (loss)	2.095	4.344	0.437	0.022	1.389
Total income (loss) from investment operations	2.222	4.440	0.519	0.010	1.433

Less distributions:
From net investment income	(0.152)	(0.100)	(0.089)	—	(0.053)
Net asset value, end of year	$19.100	$17.030	$12.690	$12.260	$12.250
Total Return(2)	13.04%	35.03%	4.23%	0.08%	13.19%
Ratios/Supplemental Data(3):
Net assets, end of year (000 omitted)	$15,925	$17,692	$15,559	$18,921	$21,676
Ratios (As a percentage of average daily net assets):
Net expenses	1.40%	1.40%	1.40%	1.40%	1.41%
Net investment income (loss)	0.71%	0.65%	0.64%	(0.09)%	0.39%
Portfolio turnover rate	62%	64%	76%	154%	68%

	For the years ended December 31, 2014, 2013, 2012, 2011 and 2010	For the years ended December 31, 2014, 2013, 2012, 2011 and 2010
(1)	Computed using average shares outstanding.
(2)
Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)
For each of the years presented, the operating expenses of the Fund were reduced by a waiver of fees and/or allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, expenses and net investment income (loss) ratios would have been as follows:

	2014	2013	2012	2011	2010

Ratios (As a percentage of average daily net assets):
Expenses	1.86%	1.87%	1.84%	1.70%	1.68%
Net investment income (loss)	0.25%	0.17%	0.20%	(0.39)%	0.13%

See Notes to Financial Statements.	27

Wright International Blue Chip Equities Fund (WIBC) Portfolio of Investments - As of December 31, 2014

Shares	Value

EQUITY INTERESTS - 98.7%

AUSTRALIA - 2.4%
Australia & New Zealand Banking Group, Ltd.	7,270	$190,916
Commonwealth Bank of Australia	3,850	269,853
CSL, Ltd.	842	59,727
Seek, Ltd.	9,824	138,842
		$659,338

AUSTRIA - 0.4%
Voestalpine AG	2,807	$111,392

CANADA - 9.9%
Alimentation Couche-Tard, Inc. - Class B	17,911	$752,935
Catamaran Corp.*	6,348	329,498
CGI Group, Inc. - Class A*	10,245	391,756
Magna International, Inc.	1,490	161,948
Manulife Financial Corp.	22,660	433,929
Methanex Corp.	3,489	160,767
Toronto-Dominion Bank (The)	11,420	547,312
		$2,778,145

DENMARK - 1.0%
AP Moeller - Maersk A/S - Class B	134	$269,361

FINLAND - 0.5%
Nokia OYJ	18,061	$143,367

FRANCE - 7.9%
AXA SA	12,548	$291,603
BNP Paribas SA	9,454	563,525
Cie Generale des Etablissements Michelin	2,510	228,612
Orange SA	10,771	184,423
Societe Generale SA	4,307	182,357
Total SA	10,092	519,247
Vivendi SA	6,976	174,651
Zodiac Aerospace	2,107	71,159
		$2,215,577

GERMANY - 11.1%
Allianz SE	1,424	$236,669
BASF SE	8,289	700,904
Bayer AG	2,222	303,827
Bayerische Motoren Werke AG	2,199	238,869
Continental AG	900	191,182
Daimler AG	3,906	325,984
Muenchener Rueckversicherungs-Gesellschaft AG - Class R	2,778	557,172
Siemens AG	1,227	139,193
Volkswagen AG	1,930	420,605
		$3,114,405

GREECE - 0.2%
Dynagas LNG Partners LP	3,900	$64,038

HONG KONG - 1.4%
Cheung Kong Holdings, Ltd.	16,000	$268,838
Sun Hung Kai Properties, Ltd.	8,000	122,040
		$390,878
	Shares	Value

IRELAND - 1.2%
Ryanair Holdings PLC*	15,868	$187,978
Shire PLC	1,984	140,231
		$328,209

ISRAEL - 0.6%
Check Point Software Technologies, Ltd.*	2,090	$164,211

ITALY - 2.0%
Enel SpA	19,668	$87,962
Eni SpA	11,000	193,136
Intesa Sanpaolo SpA	99,771	292,403
		$573,501

JAPAN - 24.3%
ABC-Mart, Inc.	1,800	$87,527
Asahi Kasei Corp.	63,000	580,896
Asics Corp.	4,400	106,243
Bandai Namco Holdings, Inc.	5,700	121,897
Bridgestone Corp.	3,500	122,578
Central Japan Railway Co.	2,191	331,496
Daiwa Securities Group, Inc.	26,000	205,493
Fuji Heavy Industries, Ltd.	5,100	182,910
Hitachi Metals, Ltd.	4,000	68,794
Hitachi, Ltd.	21,000	157,761
Hoya Corp.	6,600	225,973
ITOCHU Corp.	43,400	467,683
KDDI Corp.	12,200	777,108
Konica Minolta, Inc.	5,800	64,098
Maeda Road Construction Co., Ltd.	7,000	104,625
Mazda Motor Corp.	13,600	332,074
Mitsubishi Corp.	7,800	144,231
Mitsubishi Electric Corp.	8,000	96,484
Mitsubishi Heavy Industries, Ltd.	22,000	122,904
Murata Manufacturing Co., Ltd.	1,700	187,873
NHK Spring Co., Ltd.	10,500	92,481
Nippon Paint Holdings Co., Ltd.	6,000	176,154
Nippon Telegraph & Telephone Corp.	5,500	284,920
Omron Corp.	3,600	163,643
ORIX Corp.	16,600	210,935
Panasonic Corp.	7,400	88,075
Sekisui Chemical Co., Ltd.	12,000	145,627
Sekisui House, Ltd.	5,300	70,154
Sumitomo Corp.	16,000	165,745
Sumitomo Rubber Industries, Ltd.	10,400	156,137
Suzuki Motor Corp.	7,000	212,519
Tokyo Gas Co., Ltd.	9,000	48,950
Toyota Motor Corp.	7,700	485,396
		$6,789,384

NETHERLANDS - 0.6%
Boskalis Westminster NV	3,012	$165,650

NORWAY - 0.7%
Yara International ASA	4,500	$200,346

SPAIN - 7.1%
Banco Bilbao Vizcaya Argentaria SA	19,684	$187,072
Banco Santander SA	15,061	127,499

See Notes to Financial Statements.	28

Wright International Blue Chip Equities Fund (WIBC) Portfolio of Investments - As of December 31, 2014

	Shares	Value

Enagas SA	7,265	230,193
Gas Natural SDG SA	18,435	464,214
Grifols SA	3,350	134,257
Iberdrola SA	61,812	418,631
Red Electrica Corp. SA	1,555	137,754
Telefonica SA	20,219	291,635
		$1,991,255

SWEDEN - 0.3%
TeliaSonera AB	12,115	$77,999

SWITZERLAND - 11.2%
Actelion, Ltd.	5,338	$619,405
Nestle SA	12,038	883,784
Novartis AG	4,120	382,914
Roche Holding AG	550	149,394
Swiss Re AG	9,196	774,161
UBS AG*	8,274	136,977
Zurich Insurance Group AG (Inhaberktie)	577	181,000
		$3,127,635

UNITED KINGDOM - 15.9%
Aberdeen Asset Management PLC	22,394	$150,915
AstraZeneca PLC	6,491	461,066
Aviva PLC	32,290	243,937
BP PLC	39,545	253,425
British American Tobacco PLC	3,371	183,968
GlaxoSmithKline PLC	25,043	537,305
IMI PLC	5,884	115,875
Legal & General Group PLC	203,073	787,171
Rio Tinto PLC	8,453	395,410
Rolls-Royce Holdings PLC	30,133	408,768
Royal Dutch Shell PLC - Class B	5,504	191,639
Vodafone Group PLC	110,815	384,713
WPP PLC	15,782	330,979
		$4,445,171

TOTAL EQUITY INTERESTS - 98.7% (identified cost, $22,431,738)	$27,609,862

SHORT-TERM INVESTMENTS - 0.9%
Fidelity Government Money Market Fund, 0.01% (1)	258,808	$258,808

TOTAL SHORT-TERM INVESTMENTS - 0.9% (identified cost, $258,808)	$258,808

TOTAL INVESTMENTS — 99.6% (identified cost, $22,690,546)	$27,868,670

OTHER ASSETS, IN EXCESS OF LIABILITIES — 0.4%	123,712

NET ASSETS — 100.0%	$27,992,382

LP — Limited Partnership
PLC — Public Limited Company
*	Non-income producing security.
(1)	Variable rate security. Rate presented is as of December 31, 2014.

See Notes to Financial Statements.	29

Wright International Blue Chip Equities Fund (WIBC)

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2014

ASSETS:	TRUE
Investments, at value
(identified cost $22,690,546) (Note 1A)	$27,868,670	######
Receivable for fund shares sold	2,352
Dividends receivable	26,705
Tax reclaims receivable	103,285
Prepaid expenses and other assets	9,525
Total assets	$28,010,537

LIABILITIES:
Payable for fund shares reacquired	$916
Due to broker	204
Accrued expenses and other liabilities	17,035
Total liabilities	$18,155
NET ASSETS	$27,992,382

NET ASSETS CONSIST OF:
Paid-in capital	$74,197,140
Accumulated net realized loss on investments and foreign currency	(51,369,270)
Distributions in excess of net investment income	(1,499)
Unrealized appreciation on investments and foreign currency	5,166,011
Net assets applicable to outstanding shares	$27,992,382

SHARES OF BENEFICIAL INTEREST OUTSTANDING AT $0.000 PAR VALUE (UNLIMITED SHARES AUTHORIZED)	1,878,798

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST*	$14.90

*	Shares redeemed or exchanged within three months of purchase are charged a 2.00% redemption fee.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2014

INVESTMENT INCOME (Note 1C)		TRUE
2E+07	Dividend income (net of foreign taxes $146,005)	$1,328,887
	Total investment income	$1,328,887

Expenses –
	Investment adviser fee (Note 3)	$252,055
	Administrator fee (Note 3)	53,561
	Trustee expense (Note 3)	14,403
	Custodian fee	32,074
	Accountant fee	62,559
	Distribution expenses (Note 4)	78,767
	Transfer agent fee	44,728
	Printing	133
	Shareholder communications	5,364
	Audit services	17,000
	Legal services	22,127
	Compliance services	5,984
	Registration costs	19,478
	Interest expense (Note 8)	866
	Miscellaneous	23,888
	Total expenses	$632,987

Deduct –
	Waiver and/or reimbursement by the principal underwriter and/or investment adviser (Note 4)	$(49,242)
	Net expenses	$583,745
	Net investment income	$745,142

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) –
	Investment transactions	$1,059,269
	Foreign currency transactions	(17,463)
	Net realized loss	$1,041,806

Change in unrealized appreciation (depreciation) –
	Investments	$(3,700,369)
	Foreign currency translations	(14,933)
	Net change in unrealized appreciation (depreciation) on investments	$(3,715,302)
	Net realized and unrealized loss on investments and foreign currency translations	$(2,673,496)
	Net decrease in net assets from operations	$(1,928,354)

See Notes to Financial Statements.	30

Wright International Blue Chip Equities Fund (WIBC)

		Years Ended
	STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2014	December 31, 2013

	INCREASE (DECREASE) IN NET ASSETS:
	From operations –
	Net investment income	$745,142	$492,899
-36553	Net realized gain on investment and foreign currency transactions	1,041,806	2,430,822
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(3,715,302)	2,597,853
	Net increase (decrease) in net assets from operations	$(1,928,354)	$5,521,574
	Distributions to shareholders (Note 2)
	From net investment income	$(595,650)	$(1,049,112)
	Total distributions	$(595,650)	$(1,049,112)
	Net decrease in net assets resulting from fund share transactions (Note 6)	$(1,550,582)	$(5,661,248)
	Net decrease in net assets	$(4,074,586)	$(1,188,786)
##
	NET ASSETS:
	At beginning of year	32,066,968	33,255,754
	At end of year	$27,992,382	$32,066,968

	DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF YEAR	$(1,499)	$(391,941)

See Notes to Financial Statements.	31

Wright International Blue Chip Equities Fund (WIBC)

These financial highlights reflect selected data for a share outstanding throughout each year.
	Years Ended December 31,
FINANCIAL HIGHLIGHTS	2014	2013	2012	2011	2010

Net asset value, beginning of year	$16.280	$14.120	$12.580	$14.860	$14.460
Income (loss) from investment operations:
Net investment income (1)	0.382	0.236	0.244	0.224	0.170
Net realized and unrealized gain (loss)	(1.439)	2.480	1.567	(2.256)	0.640
Total income (loss) from investment operations	(1.057)	2.716	1.811	(2.032	0.810

Less distributions:
From net investment income	(0.323)	(0.556)	(0.272)	(0.248)	(0.410)
Redemption Fees(1)	— (2)	— (2)	0.001	— (2)	— (2)
#
Net asset value, end of year	$14.900	$16.280	$14.120	$12.580	$14.860
Total Return(3)	(6.51)%	19.46%	14.45%	(13.65)%	5.76%
Ratios/Supplemental Data(4):
Net assets, end of year (000 omitted)	$27,992	$32,067	$33,256	$34,250	$49,994
Ratios (As a percentage of average daily net assets):
Net expenses	1.85%	1.85%	1.85%	1.78%	1.74%
Net investment income	2.37%	1.57%	1.84%	1.56%	1.23%
Portfolio turnover rate	57%	45%	58%	50%	92%

	For the years ended December 31, 2014, 2013, 2012, 2011 and 2010	For the years ended December 31, 2014, 2013, 2012, 2011 and 2010
(1)				Computed using average shares outstanding.
(2)				Less than $0.001 per share.
(3)
Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(4)
For the years presented, the operating expenses of the Fund were reduced by a waiver of fees and/or allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, expenses and net investment income ratios would have been as follows:

	2014	2013	2012	2010

Ratios (As a percentage of average daily net assets):
Expenses	2.01%	2.01%	2.01%	1.76%
Net investment income	2.21%	1.41%	1.69%	1.22%

See Notes to Financial Statements.	32

The Wright Managed Equity Trust Notes to Financial Statements

1. Significant Accounting Policies

Wright Selected Blue Chip Equities Fund (“WSBC”), Wright Major Blue Chip Equities Fund (“WMBC”), and Wright International Blue Chip Equities Fund (“WIBC”) (each a “Fund” and collectively, the “Funds”) (the Funds constituting Wright Managed Equity Trust (the “Trust”)), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Funds seek to provide total return consisting of price appreciation and current income.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Investment Valuations – Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service. Investments in open-end mutual funds are valued at net asset value. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a third party pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges are monitored by the investment adviser and may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Funds in a manner that most fairly reflects the security’s value, or the amount that the Funds might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B. Investment Transactions – Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C. Income – Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Funds are informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Funds’ understanding of applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium and accretion of discount.

D. Federal Taxes – Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Foreign taxes are provided for based on WIBC’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. At December 31, 2014,

33

The Wright Managed Equity Trust Notes to Financial Statements

WMBC and WIBC, for federal income tax purposes, have capital loss carryforwards of $1,004,704 and $50,437,260, respectively, which will reduce each Fund’s taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

December 31,	WMBC	WIBC
2016	$ -	$15,739,844
2017	1,004,704	34,697,416

As of December 31, 2014, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Funds’ federal tax returns filed in the 3-year period ended December 31, 2014, remains subject to examination by the Internal Revenue Service.

E. Expenses – The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

F. Redemption Fees – A shareholder who redeems or exchanges shares of WIBC within three months of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to WIBC to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

G. Foreign Currency Translation – Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. The portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H. Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I. Indemnifications – Under each Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds, and shareholders are indemnified against personal liability for the obligations of the Funds. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

2. Distributions to Shareholders

It is the present policy of the Trust to make annual distributions of all or substantially all of the net investment income of the Funds and to distribute annually all or substantially all of the net realized capital gains (reduced by available capital loss carryforwards from prior years, if any) of the Funds. Distributions to shareholders are recorded on the ex-dividend date. Shareholders may reinvest income and capital gain distributions in additional shares of the same Fund at the net asset value as of the reinvestment date or, at the election of the shareholder,

34

The Wright Managed Equity Trust Notes to Financial Statements

receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. GAAP requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions paid for the year ended December 31, 2014, and December 31, 2013, was as follows:

Year Ended 12/31/14	WSBC	WMBC	WIBC
Distributions declared from:
Ordinary income	$808,859	$126,109	$595,650
Long-term capital gain	6,084,012	-	-

Year Ended 12/31/13	WSBC	WMBC	WIBC
Distributions declared from:
Ordinary income	$78,389	$103,923	$1,049,112
Long-term capital gain	4,638,287	-	-

During the year ended December 31, 2014, the following amounts were reclassified due to real estate investment trusts, recharacterization of distributions, foreign currency gain (loss) and passive foreign investment company transactions.

Increase (decrease):	WSBC	WIBC
Accumulated net realized gain (loss)	$(21,777)	$(240,950)
Undistributed net investment income (loss)	21,777	240,950

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	WSBC	WMBC	WIBC
Undistributed ordinary income	$-	$2,308	$31,427
Undistributed long-term gain	1,773,382	-	-
Capital loss carryforward and post October losses	-	(1,004,704)	(51,063,021)
Net unrealized appreciation	9,184,766	2,384,588	4,826,836
Total	$10,958,148	$1,382,192	$(46,204,758)

The difference between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, passive foreign investment company transactions and real estate investment trust transactions.

For tax purposes, the current year deferred late year losses were $625,761 (realized during the period November 1, 2014 through December 31, 2014) for WIBC. This loss will be recognized for tax purposes on the first business day of the Fund’s next fiscal year, January 1, 2015.

3. Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Wright Investor Services, Inc. (“Wright”) as compensation for investment advisory services rendered to the Funds. The fees are computed at annual rates of the Funds' average daily net assets as noted below, and are payable monthly.

35

The Wright Managed Equity Trust Notes to Financial Statements

Annual Advisory Fee Rates
Fund	Under $100 Million	$100 Million to $250 Million	$250 Million to $500 Million	$500 Million to $1 Billion	Over $1 Billion
WSBC	0.60%	0.57%	0.54%	0.50%	0.45%
WMBC	0.60%	0.57%	0.54%	0.50%	0.45%
WIBC	0.80%	0.78%	0.76%	0.72%	0.67%

For the year ended December 31, 2014, the fee and the effective annual rate, as a percentage of average daily net assets for each of the Funds were as follows:

Fund	Investment Adviser Fee	Effective Annual Rate
WSBC	$234,545	0.60%
WMBC	$104,798	0.60%
WIBC	$252,055	0.80%

The administrator fee is earned by Wright for administering the business affairs of each Fund. The fee is computed at an annual rate of 0.17% of WIBC’s average daily net assets up to $100 million and 0.07% of average daily net assets over $100 million. The fee is computed at an annual rate of 0.12% of WSBC’s and WMBC’s average daily net assets up to $100 million and 0.07% of average daily net assets over $100 million. Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) serves as sub-administrator of the Funds to perform certain services of the administrator as may be agreed upon between the administrator and sub-administrator. The sub-administration fee is paid by Wright.

For the year ended December 31, 2014, the administrator fee for WSBC, WMBC and WIBC amounted to $46,909, $20,960 and $53,561, respectively.

Certain Trustees and officers of the Trust are Trustees or officers of the above organizations and/or of the Funds’ principal underwriter. Except as to Trustees of the Trust who are not employees of Atlantic or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Atlantic and Wright.  The Trustees are compensated by the Trust in conjunction with the Wright Managed Income Trust, rather than on a per Trust or per Fund basis. Quarterly retainer fees are paid in the amount of $4,000 to the Lead Trustee, $3,500 to the Secretary of Independent Trustees, and $3,000 each to the remaining Trustees. In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in each Fund’s Statement of Operations.

4. Distribution and Service Plans

The Trust has in effect a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act. The Plan provides that each Fund will pay Wright Investors’ Service Distributors, Inc. (“WISDI”), the principal underwriter, a wholly-owned subsidiary of The Winthrop Corporation and an affiliate of Wright, a distribution fee of 0.25% of the average daily net assets of each Fund for distribution services and facilities provided to the Funds by WISDI.  Distribution fees paid or accrued to WISDI for the year ended December 31, 2014, for WSBC, WMBC and WIBC were $97,726, $43,666 and $78,767, respectively. In addition, the Trustees have adopted a service plan (the “Service Plan”) which allows the Funds to reimburse the principal underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of each Fund’s shares. The combined amount of service fees payable under the Service Plan and Rule 12b-1 distribution fees may not exceed 0.25% annually of each Fund’s average daily net assets. For the year ended December 31, 2014, the Funds did not accrue or pay any service fees.

Pursuant to an Expense Limitation Agreement, Wright and WISDI have agreed to waive all or a portion of their fees and reimburse expenses to the extent that total annual operating expenses exceed 1.40% of the

36

The Wright Managed Equity Trust Notes to Financial Statements

average daily net assets of each of WSBC and WMBC and 1.85% of the average daily net assets of WIBC through April 30, 2015 (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business). Thereafter, the waiver and reimbursement may be changed or terminated at any time. Pursuant to this agreement, Wright waived and/or reimbursed investment adviser fees and expenses of $36,177 for WMBC. WISDI waived distribution fees of $19,420, $43,666 and $49,242  for WSBC, WMBC and WIBC, respectively.

5. Investment Transactions

Purchases and sales of investments, other than short-term obligations, were as follows:

Year Ended December 31, 2014
	WSBC	WMBC	WIBC
Purchases	$25,897,161	$10,860,815	$17,767,344
Sales	$29,624,652	$15,072,473	$19,112,764

6. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
WSBC
Sold	483,653	$6,650,822	730,104	$9,257,764
Issued to shareholders in payment of distributions declared	390,070	5,067,909	277,835	3,678,541
Redemptions	(760,576)	(10,327,236)	(763,906)	(10,075,454)
Net increase	113,147	$1,391,495	244,033	$2,860,851
December 31, 2015	36525	42004 # #		41639
	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
WMBC
Sold	79,931	$1,428,419	104,380	$1,476,739
Issued to shareholders in payment of distributions declared	5,861	112,432	5,961	96,441
Redemptions	(290,925)	(5,329,347)	(297,734)	(4,248,679)
Net decrease	(205,133)	$(3,788,496)	(187,393)	$(2,675,499)
December 31, 2015	36525	42004 #	#	41639
	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
WIBC
Sold	193,526	$3,081,011	196,159	$2,948,227
Issued to shareholders in payment of distributions declared	38,383	576,819	64,952	1,001,441
Redemptions	(323,080)	(5,208,759)	(647,060)	(9,611,638)
Redemption fees	-	347	-	722
Net decrease	(91,171)	$(1,550,582)	(385,949)	$(5,661,248)

37

The Wright Managed Equity Trust Notes to Financial Statements

7. Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 2014, as computed on a federal income tax basis, were as follows:

Year Ended December 31, 2014
	WSBC	WMBC	WIBC
Aggregate cost	$28,397,111	$13,501,051	$23,029,722
Gross unrealized appreciation	$9,782,173	$2,686,201	$5,887,859
Gross unrealized depreciation	(597,407)	(301,613)	(1,048,911)
Net unrealized appreciation	$9,184,766	$2,384,588	$4,838,948

8. Line of Credit

The Funds participate with other funds managed by Wright in a committed $10 million unsecured line of credit agreement with MUFG Union Bank, N.A. (“Union Bank”). The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each Fund based on its borrowings at an amount above the LIBOR rate. Because the line of credit is not available exclusively to each Fund, they may be unable to borrow some or all of the Funds’ requested amounts at any particular time. At December 31, 2014, the Funds had no outstanding balances pursuant to this line of credit.

The average borrowings and average interest rate (based on days with outstanding balances) for the year ended December 31, 2014, were as follows:

	WSBC	WMBC	WIBC
Average borrowings	$657,598	$170,382	$257,072
Average interest rate	1.16%	1.16%	1.15%

9. Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Funds, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

10. Fair Value Measurements

Under GAAP for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

• Level 1 – quoted prices in active markets for identical investments

See Notes to Financial Statements.	38

The Wright Managed Equity Trust Notes to Financial Statements

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2014, the inputs used in valuing each Fund’s investments, which are carried at value, were as follows:

WSBC
Asset Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity Interests	$37,459,899	$-	$-	$37,459,899
Short-Term Investments	-	121,978	-	121,978
Total Investments	$37,459,899	$121,978	$-	$37,581,877

WMBC
Asset Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity Interests	$15,665,923	$-	$-	$15,665,923
Short-Term Investments	-	219,716	-	219,716
Total Investments	$15,665,923	$219,716	$-	$15,885,639

WIBC
Asset Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity Interests	$13,202,473	$14,407,389	$-	$27,609,862
Short-Term Investments	-	258,808	-	258,808
Total Investments	$13,202,473	$14,666,197	$-	$27,868,670

The Level 1 values displayed in these tables under Equity Interests are Common Stock. Refer to each Fund’s Portfolio of Investments for a further breakout of each security by industry or country.

The Funds utilize the end of period methodology when determining transfers in or out of the Level 2 category. As of December 31, 2014, there was $14,407,389 transferred from Level 1 into Level 2 in WIBC as a result of a change in valuation approach. This was a result of securities transferring from quoted prices in an active market to quoted prices in an inactive market.

11. Review for Subsequent Events

In connection with the preparation of the financial statements of the Funds as of and for the year ended December 31, 2014, events and transactions subsequent to December 31, 2014, have been evaluated by the Funds' management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

39

The Wright Managed Equity Trust Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Wright Managed Equity Trust
and the Shareholders of Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund and Wright International Blue Chip Equities Fund

We have audited the accompanying statements of assets and liabilities of Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund, and Wright International Blue Chip Equities Fund (the "Funds"), each a series of shares of The Wright Managed Equity Trust, including the portfolios of investments, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund, and Wright International Blue Chip Equities Fund as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP Philadelphia, Pennsylvania February 25, 2015

40

The Wright Managed Equity Trust Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2015 showed the tax status of all distributions paid to your account in calendar year 2014.  Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds.  As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of a Fund’s fiscal year end regarding capital gain dividends, and the status of qualified dividend income for individuals, the dividends received deduction for corporations and the foreign tax credit.

Qualified Dividend Income – Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund and Wright International Blue Chip Equities Fund designate 68.81%, 100.00% and 0.44%, respectively, of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD).  Also, Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund and Wright International Blue Chip Equities Fund designate 68.46%, 100.00% and 99.92%, respectively, for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.  Wright Selected Blue Chip Equities Fund also designates 91.27% of its income distributions as short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

41

Wright Current Income Fund (WCIF) Portfolio of Investments - As of December 31, 2014

AFA
Face Amount	Description	Coupon Rate	Maturity Date	Value

FIXED INCOME INVESTMENTS - 97.7%

AGENCY MORTGAGE-BACKED SECURITIES - 94.9%
$186,105	FHLMC Gold Pool #A85905	5.000%	05/01/39	$206,277
564,584	FHLMC Gold Pool #A88945	4.000%	08/01/39	608,032
10,933	FHLMC Gold Pool #C00548	7.000%	08/01/27	12,761
29,977	FHLMC Gold Pool #C00778	7.000%	06/01/29	34,625
115,230	FHLMC Gold Pool #C91034	6.000%	06/01/27	132,249
39,455	FHLMC Gold Pool #D82572	7.000%	09/01/27	44,290
1,382	FHLMC Gold Pool #E81704	8.500%	05/01/15	1,387
57,338	FHLMC Gold Pool #G04710	6.000%	09/01/38	65,156
83,024	FHLMC Gold Pool #G08012	6.500%	09/01/34	97,480
169,366	FHLMC Gold Pool #G08022	6.000%	11/01/34	194,031
145,241	FHLMC Gold Pool #G08047	6.000%	03/01/35	166,389
710,612	FHLMC Gold Pool #G08378	6.000%	10/01/39	804,240
120,523	FHLMC Gold Pool #G80111	7.300%	12/17/22	136,429
25,425	FHLMC Gold Pool #H09098	6.500%	10/01/37	29,837
166,433	FHLMC Gold Pool #P00024	7.000%	09/01/32	194,205
108,074	FHLMC Gold Pool #P50019	7.000%	07/01/24	121,687
668,396	FHLMC Gold Pool #P50079	5.000%	07/01/33	717,326
1,640,508	FHLMC Gold Pool #Q11280	4.000%	09/01/42	1,752,204
261,385	FHLMC Gold Pool #T30126	5.550%	07/01/37	292,366
240,730	FHLMC Gold Pool #T30133	5.550%	07/01/37	269,133
571,638	FHLMC Gold Pool #T60798	3.500%	07/01/42	585,761
229,777	FHLMC Gold Pool #U30400	5.550%	06/01/37	256,742
324,063	FHLMC, Series 2097, Class PZ	6.000%	11/15/28	359,045
51,603	FHLMC, Series 2176, Class OJ	7.000%	08/15/29	59,246
35,873	FHLMC, Series 2201, Class C	8.000%	11/15/29	41,495
154,778	FHLMC, Series 2218, Class ZB	6.000%	03/15/30	171,691
74,140	FHLMC, Series 2259, Class ZM	7.000%	10/15/30	84,772
40,132	FHLMC, Series 2576, Class HC	5.500%	03/15/33	43,894
124,716	FHLMC, Series 2802, Class OH	6.000%	05/15/34	137,081
357,265	FHLMC, Series 3033, Class WY	5.500%	09/15/35	399,362
141,998	FHLMC, Series 3072, Class DL	6.000%	02/15/35	155,753
78,194	FHLMC, Series 3255, Class QE	5.500%	12/15/36	87,176
115,699	FHLMC, Series 3641, Class TB	4.500%	03/15/40	124,495
450,000	FHLMC, Series 3677, Class PB	4.500%	05/15/40	487,927
108,025	FHLMC, Series 3814, Class B	3.000%	02/15/26	110,572
458,790	FHLMC, Series 3926, Class OP	6.000%	08/15/25	523,886
858,475	FHLMC, Series 3969, Class JY	4.500%	12/15/41	983,739
159,468	FHLMC, Series 4011, Class DA	4.000%	09/15/41	164,306
1,538,863	FHLMC, Series 4011, Class DB	4.000%	09/15/41	1,667,793
277,808	FHLMC, Series 4050, Class NK	4.500%	09/15/41	302,354
332,381	FHLMC, Series 4097, Class VT	3.500%	08/15/25	351,812
89,783	FHLMC, Series 4103, Class DV	3.000%	11/15/25	92,397
1,889,168	FHLMC, Series 4142, Class PN	2.500%	12/15/32	1,809,053
108,142	FHLMC-GNMA, Series 15, Class L	7.000%	07/25/23	123,173
39,122	FHLMC-GNMA, Series 23, Class KZ	6.500%	11/25/23	44,055
65,180	FHLMC-GNMA, Series 4, Class D	8.000%	12/25/22	73,564
589,584	FNMA Pool # 883281	7.000%	07/01/36	718,775
318,649	FNMA Pool #252034	7.000%	09/01/28	378,638
50,462	FNMA Pool #252215	6.000%	11/01/28	57,148
384,856	FNMA Pool #256182	6.000%	03/01/36	433,883
361,810	FNMA Pool #256677	6.000%	04/01/27	410,167
53,744	FNMA Pool #256972	6.000%	11/01/37	59,060
341,020	FNMA Pool #257138	5.000%	03/01/38	369,440
638,986	FNMA Pool #465714	4.680%	08/01/28	737,349

See Notes to Financial Statements.	42

Wright Current Income Fund (WCIF) Portfolio of Investments - As of December 31, 2014

Face Amount	Description	Coupon Rate	Maturity Date	Value
$240,361	FNMA Pool #469130	4.870%	10/01/41	$277,487
14,202	FNMA Pool #535131	6.000%	03/01/29	16,287
71,342	FNMA Pool #594207	6.500%	02/01/31	79,164
39,296	FNMA Pool #673315	5.500%	11/01/32	44,204
212,919	FNMA Pool #687887	5.500%	03/01/33	242,141
441,737	FNMA Pool #694795	5.500%	04/01/33	502,513
203,156	FNMA Pool #724888	5.500%	06/01/33	223,218
54,776	FNMA Pool #733750	6.310%	10/01/32	62,380
176,949	FNMA Pool #735861	6.500%	09/01/33	207,145
386,444	FNMA Pool #745318	5.000%	12/01/34	429,506
32,052	FNMA Pool #745630	5.500%	01/01/29	35,822
81,867	FNMA Pool #801357	5.500%	08/01/34	92,337
349,924	FNMA Pool #801506	4.750%	09/01/34	383,883
108,305	FNMA Pool #813839	6.000%	11/01/34	120,042
393,442	FNMA Pool #819457	4.750%	02/01/35	430,617
2,004,247	FNMA Pool #821082	6.000%	03/01/35	2,283,128
303,245	FNMA Pool #831927	6.000%	12/01/36	348,723
823,514	FNMA Pool #846323	4.250%	11/01/35	889,427
601,495	FNMA Pool #851762	4.250%	01/01/36	648,277
88,453	FNMA Pool #871394	7.000%	04/01/21	96,196
147,152	FNMA Pool #888211	7.000%	08/01/36	175,835
42,004	FNMA Pool #888367	7.000%	03/01/37	49,494
88,212	FNMA Pool #888534	5.000%	08/01/37	95,591
1,061,298	FNMA Pool #891367	4.750%	04/01/36	1,161,323
165,940	FNMA Pool #908160	5.500%	12/01/36	180,277
225,646	FNMA Pool #930504	5.000%	02/01/39	247,691
86,394	FNMA Pool #930664	6.500%	03/01/39	102,764
287,493	FNMA Pool #931801	5.000%	08/01/39	322,234
576,361	FNMA Pool #940441	5.780%	03/01/37	653,677
248,628	FNMA Pool #954633	5.500%	02/01/37	267,033
35,956	FNMA Pool #954957	6.000%	10/01/37	39,495
228,507	FNMA Pool #995656	7.000%	06/01/33	267,205
100,573	FNMA Pool #AD0756	6.500%	11/01/28	114,611
893,549	FNMA Pool #AI0108	5.000%	04/01/41	1,006,394
555,523	FNMA Pool #AM3191	3.380%	05/01/28	577,431
359,773	FNMA Pool #MA0559	5.000%	09/01/30	399,830
189,000	FNMA Whole Loan, Series 2003-W17, Class 1A7	5.750%	08/25/33	204,162
21,056	FNMA Whole Loan, Series 2003-W18, Class 1A6	5.370%	08/25/43	21,225
292,671	FNMA Whole Loan, Series 2004-W11, Class 1A1	6.000%	05/25/44	341,794
204,487	FNMA, Series 2001-52, Class XZ	6.500%	10/25/31	239,453
91,162	FNMA, Series 2001-52, Class YZ	6.500%	10/25/31	102,425
80,650	FNMA, Series 2002-15, Class QH	6.000%	04/25/32	89,507
75,987	FNMA, Series 2003-30, Class JQ	5.500%	04/25/33	82,951
378,827	FNMA, Series 2003-32, Class BZ	6.000%	11/25/32	432,672
217,365	FNMA, Series 2004-17, Class H	5.500%	04/25/34	241,392
285,000	FNMA, Series 2004-25, Class LC	5.500%	04/25/34	313,207
256,000	FNMA, Series 2004-25, Class UC	5.500%	04/25/34	278,220
124,360	FNMA, Series 2005-106, Class UK	5.500%	12/25/35	132,796
172,000	FNMA, Series 2005-120, Class PB	6.000%	01/25/36	205,012
194,775	FNMA, Series 2005-58, Class BC	5.500%	07/25/25	214,488
788,000	FNMA, Series 2006-74, Class PD	6.500%	08/25/36	905,339
332,298	FNMA, Series 2007-76, Class PE	6.000%	08/25/37	366,704
800,000	FNMA, Series 2007-81, Class GE	6.000%	08/25/37	908,644
815,786	FNMA, Series 2008-60, Class JC	5.000%	07/25/38	893,197
88,282	FNMA, Series 2008-86, Class GD	6.000%	03/25/36	96,362
150,000	FNMA, Series 2009-50, Class AX	5.000%	07/25/39	177,776
318,000	FNMA, Series 2010-68, Class GE	4.500%	07/25/40	333,089

See Notes to Financial Statements.	43

Wright Current Income Fund (WCIF) Portfolio of Investments - As of December 31, 2014

Face Amount	Description	Coupon Rate	Maturity Date	Value
$210,000	FNMA, Series 2011-37, Class LH	4.000%	11/25/40	$218,681
211,899	FNMA, Series 2012-51, Class B	7.000%	05/25/42	239,967
387,266	FNMA, Series 2013-17, Class YM	4.000%	03/25/33	415,800
807,742	FNMA, Series 2013-5, Class NY	2.000%	02/25/33	724,004
132,432	FNMA, Series G93-5, Class Z	6.500%	02/25/23	148,107
22,598	GNMA I Pool #471369	5.500%	05/15/33	25,239
96,493	GNMA I Pool #487108	6.000%	04/15/29	111,654
89,514	GNMA I Pool #489377	6.375%	03/15/29	101,936
72,407	GNMA I Pool #509930	5.500%	06/15/29	80,906
87,737	GNMA I Pool #509965	5.500%	06/15/29	98,028
28,400	GNMA I Pool #595606	6.000%	11/15/32	32,143
2,532	GNMA I Pool #602377	4.500%	06/15/18	2,654
2,450	GNMA I Pool #603377	4.500%	01/15/18	2,539
231,940	GNMA I Pool #615272	4.500%	07/15/33	258,006
75,424	GNMA I Pool #615403	4.500%	08/15/33	83,621
56,480	GNMA I Pool #616829	5.500%	01/15/25	63,109
57,372	GNMA I Pool #623190	6.000%	12/15/23	64,829
234,719	GNMA I Pool #624600	6.150%	01/15/34	266,296
52,176	GNMA I Pool #640940	5.500%	05/15/35	60,073
31,986	GNMA I Pool #677162	5.500%	08/15/23	34,590
235,931	GNMA I Pool #697999	4.500%	02/15/24	249,700
207,036	GNMA I Pool #701818	5.000%	04/15/39	230,564
477,710	GNMA I Pool #711286	6.500%	10/15/32	545,635
386,134	GNMA I Pool #733602	5.000%	04/15/40	436,671
158,881	GNMA I Pool #782771	4.500%	09/15/24	170,773
192,147	GNMA I Pool #AB1821	3.250%	10/15/42	199,425
47,532	GNMA II Pool #003284	5.500%	09/20/32	53,528
88,901	GNMA II Pool #003346	5.500%	02/20/33	100,394
30,100	GNMA II Pool #003401	4.500%	06/20/33	33,186
209,479	GNMA II Pool #003403	5.500%	06/20/33	236,398
50,290	GNMA II Pool #003554	4.500%	05/20/34	55,450
127,608	GNMA II Pool #003689	4.500%	03/20/35	140,537
249,832	GNMA II Pool #003931	6.000%	12/20/36	281,525
17,594	GNMA II Pool #004284	5.500%	11/20/38	18,793
203,850	GNMA II Pool #004291	6.000%	11/20/38	232,725
119,500	GNMA II Pool #004412	5.000%	04/20/39	127,515
257,763	GNMA II Pool #004561	6.000%	10/20/39	294,346
199,077	GNMA II Pool #004702	3.500%	06/20/25	210,275
288,661	GNMA II Pool #004753	8.000%	08/20/30	331,264
838,480	GNMA II Pool #004838	6.500%	10/20/40	957,920
87,478	GNMA II Pool #575787	5.760%	03/20/33	97,722
144,758	GNMA II Pool #610116	5.760%	04/20/33	161,651
63,230	GNMA II Pool #610143	5.760%	06/20/33	70,607
66,825	GNMA II Pool #612121	5.760%	07/20/33	74,621
206,374	GNMA II Pool #648541	6.000%	10/20/35	231,327
105,718	GNMA II Pool #748939	4.000%	09/20/40	114,861
574,965	GNMA II Pool #MA2295	4.500%	10/20/44	617,006
429,618	GNMA, Series 1998-21, Class ZB	6.500%	09/20/28	486,074
106,011	GNMA, Series 1999-25, Class TB	7.500%	07/16/29	121,039
356,418	GNMA, Series 1999-4, Class ZB	6.000%	02/20/29	398,712
151,082	GNMA, Series 2000-14, Class PD	7.000%	02/16/30	177,281
650,000	GNMA, Series 2001-53, Class PB	6.500%	11/20/31	751,246
251,493	GNMA, Series 2002-22, Class GF	6.500%	03/20/32	286,092
232,319	GNMA, Series 2002-33, Class ZD	6.000%	05/16/32	264,217
94,726	GNMA, Series 2002-40, Class UK	6.500%	06/20/32	107,634
74,183	GNMA, Series 2002-45, Class QE	6.500%	06/20/32	84,862
130,994	GNMA, Series 2002-6, Class GE	6.500%	01/20/32	148,920

See Notes to Financial Statements.	44

Wright Current Income Fund (WCIF) Portfolio of Investments - As of December 31, 2014

Face Amount	Description	Coupon Rate	Maturity Date	Value
$64,280	GNMA, Series 2002-7, Class PG	6.500%	01/20/32	$74,322
169,403	GNMA, Series 2003-103, Class PC	5.500%	11/20/33	186,914
134,046	GNMA, Series 2003-26, Class MA	5.500%	03/20/33	144,242
154,000	GNMA, Series 2003-46, Class HA	4.500%	06/20/33	168,007
179,000	GNMA, Series 2003-46, Class MA	5.000%	05/20/33	193,014
503,000	GNMA, Series 2003-46, Class ND	5.000%	06/20/33	551,042
485,936	GNMA, Series 2003-57, Class C	4.500%	04/20/33	532,763
111,000	GNMA, Series 2003-84, Class PC	5.500%	10/20/33	125,197
73,493	GNMA, Series 2004-16, Class GB	5.500%	06/20/33	76,745
97,070	GNMA, Series 2004-63, Class AG	6.000%	07/20/32	110,454
211,000	GNMA, Series 2005-13, Class BE	5.000%	09/20/34	228,463
808,712	GNMA, Series 2005-17, Class GE	5.000%	02/20/35	895,255
313,292	GNMA, Series 2005-49, Class B	5.500%	06/20/35	346,887
227,000	GNMA, Series 2005-51, Class DC	5.000%	07/20/35	247,766
91,397	GNMA, Series 2005-93, Class BH	5.500%	06/20/35	100,513
43,538	GNMA, Series 2007-18, Class B	5.500%	05/20/35	49,673
1,172,000	GNMA, Series 2007-6, Class LE	5.500%	02/20/37	1,315,419
140,434	GNMA, Series 2007-68, Class NA	5.000%	11/20/37	153,256
81,911	GNMA, Series 2007-70, Class PE	5.500%	11/20/37	90,607
240,000	GNMA, Series 2008-26, Class JP	5.250%	03/20/38	268,975
300,000	GNMA, Series 2008-35, Class EH	5.500%	03/20/38	335,580
314,000	GNMA, Series 2008-65, Class CM	5.000%	08/20/38	345,829
1,341,000	GNMA, Series 2008-65, Class PG	6.000%	08/20/38	1,536,650
157,000	GNMA, Series 2009-47, Class LT	5.000%	06/20/39	175,797
592,656	GNMA, Series 2009-57, Class VB	5.000%	06/16/39	684,288
706,000	GNMA, Series 2009-93, Class AY	5.000%	10/20/39	795,622
2,000,000	GNMA, Series 2010-116, Class PB	5.000%	06/16/40	2,400,322
350,000	GNMA, Series 2010-89, Class BG	4.000%	07/20/40	383,868

Total Agency Mortgage-Backed Securities (identified cost, $61,156,728)	$62,589,653

OTHER U.S. GOVERNMENT GUARANTEED- 2.8%

INDUSTRIALS - 2.8%
$1,575,000	Vessel Management Services, Inc.	5.125%	04/16/35	$1,830,183

Total Other U.S. Government Guaranteed (identified cost, $1,815,148)	$1,830,183

TOTAL FIXED INCOME INVESTMENTS (identified cost, $62,971,876) — 97.7%	$64,419,836

SHORT-TERM INVESTMENTS - 2.5%

$1,645,334	Fidelity Government Money Market Fund, 0.01% (1)	$1,645,334

TOTAL SHORT-TERM INVESTMENTS (identified cost, $1,645,334) — 2.5%	$1,645,334

TOTAL INVESTMENTS (identified cost, $64,617,210) — 100.2%	$66,065,170

LIABILITIES, IN EXCESS OF OTHER ASSETS — (0.2)%	(111,248)

NET ASSETS — 100.0%	$65,953,922

FHLMC -Federal Home Loan Mortgage Corporation
FNMA-  Federal National Mortgage Association
GNMA - Government National Mortgage Association
(1)	Variable rate security. Rate presented is as of December 31, 2014.

See Notes to Financial Statements.	45

Wright Current Income Fund (WCIF)

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2014

ASSETS:	TRUE
Investments, at value
(identified cost $64,617,210) (Note 1A)	$66,065,170	######
Receivable for fund shares sold	19,795
Dividends and interest receivable	260,907
Prepaid expenses and other assets	12,702
Total assets	$66,358,574

LIABILITIES:
Payable for fund shares reacquired	$269,438
Distributions payable	111,187
Accrued expenses and other liabilities	24,027
Total liabilities	$404,652
NET ASSETS	$65,953,922

NET ASSETS CONSIST OF:
Paid-in capital	$68,356,360
Accumulated net realized loss on investments	(3,850,398)
Unrealized appreciation on investments	1,447,960
Net assets applicable to outstanding shares	$65,953,922

SHARES OF BENEFICIAL INTEREST OUTSTANDING AT $0.000 PAR VALUE (UNLIMITED SHARES AUTHORIZED)	6,940,445

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST	$9.50

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2014

INVESTMENT INCOME (Note 1C)		TRUE
	Interest income	$1,965,188
6E+07	Dividend income	218
	Total investment income	$1,965,406

Expenses –
	Investment adviser fee (Note 3)	$270,530
	Administrator fee (Note 3)	54,107
	Trustee expense (Note 3)	14,403
	Custodian fee	6,037
	Accountant fee	40,886
	Pricing	38,937
	Distribution expenses (Note 4)	150,293
	Transfer agent fee	28,562
	Printing	259
	Shareholder communications	6,769
	Audit services	20,000
	Legal services	48,681
	Compliance services	6,880
	Registration costs	20,578
	Miscellaneous	37,598
	Total expenses	$744,520

Deduct –
	Waiver and/or reimbursement by the principal underwriter and/or investment adviser (Note 4)	$(203,460)
	Net expenses	$541,060
	Net investment income	$1,424,346

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
	Net realized gain on investment transactions	$318,848
	Net change in unrealized appreciation (depreciation) on investments	878,219
	Net realized and unrealized gain on investments	$1,197,067
	Net increase in net assets from operations	$2,621,413

See Notes to Financial Statements.	46

Wright Current Income Fund (WCIF)

Years Ended
STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2014	December 31, 2013

INCREASE (DECREASE) IN NET ASSETS:
From operations –
Net investment income	$1,424,346	$1,262,003
0	Net realized gain (loss) on investment transactions	318,848	(275,429)
Net change in unrealized appreciation (depreciation) on investments	878,219	(2,419,901)
Net increase (decrease) in net assets from operations	$2,621,413	$(1,433,327)
Distributions to shareholders (Note 2)
From net investment income	$(2,234,588)	$(2,763,577)
Total distributions	$(2,234,588)	$(2,763,577)
Net increase (decrease) in net assets resulting from fund share transactions (Note 6)	$6,190,538	$(15,880,571)
Net increase (decrease) in net assets	$6,577,363	$(20,077,475)
##
NET ASSETS:
At beginning of year	59,376,559	79,454,034
At end of year	$65,953,922	$59,376,559

UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF YEAR	$-	$288

See Notes to Financial Statements.	47

Wright Current Income Fund (WCIF)

These financial highlights reflect selected data for a share outstanding throughout each year.
	Years Ended December 31,
FINANCIAL HIGHLIGHTS	2014	2013	2012	2011	2010

Net asset value, beginning of year	$9.440	$10.010	$10.100	$9.910	$9.830
Income (loss) from investment operations:
Net investment income (1)	0.225	0.173	0.225	0.303	0.377
Net realized and unrealized gain (loss)	0.188	(0.365)	0.081	0.302	0.175
Total income (loss) from investment operations	0.413	(0.192)	0.306	0.605	0.552

Less distributions:
From net investment income	(0.353)	(0.378)	(0.396)	(0.415)	(0.472)
Net asset value, end of year	$9.500	$9.440	$10.010	$10.100	$9.910
Total Return(2)	4.44%	(1.95)%	3.06%	6.22%	5.70%
Ratios/Supplemental Data(3)
Net assets, end of year (000 omitted)	$65,954	$59,377	$79,454	$61,325	$40,584
Ratios (As a percentage of average daily net assets):
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	2.37%	1.77%	2.23%	3.03%	3.79%
Portfolio turnover rate	27%	39%	27%	50%	54%

	For the years ended December 31, 2014, 2013, 2012, 2011 and 2010	For the years ended December 31, 2014, 2013, 2012, 2011 and 2010
(1)	Computed using average shares outstanding.
(2)
Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)
For each of the years presented, the operating expenses of the Fund were reduced by a waiver of fees and/or allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, expenses and net investment income ratios would have been as follows:

	2014	2013	2012	2011	2010

Ratios (As a percentage of average daily net assets):
Expenses	1.24%	1.16%	1.16%	1.19%	1.33%
Net investment income	2.03%	1.51%	1.97%	2.74%	3.36%

See Notes to Financial Statements.	48

The Wright Managed Income Trust Notes to Financial Statements

1. Significant Accounting Policies

Wright Current Income Fund (“WCIF”) (the “Fund”) is a diversified portfolio of Wright Managed Income Trust (the “Trust”), an open-end, management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). WCIF seeks a high level of current income consistent with moderate fluctuations of principal.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Investment Valuations – Debt obligations, including listed securities and securities for which quotations are readily available, will normally be valued on the basis of reported trades or market quotations provided by third party pricing services, when these prices are representative of the securities’ market values. For debt securities where market quotations are not readily available, the pricing services will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service as described above. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B. Investment Transactions – Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C. Income – Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium and accretion of discount.

Paydown gains and losses are included in interest income.

D. Federal Taxes – The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2014, WCIF, for federal income tax purposes, had capital loss carryforwards subject to expiration of $160,341, which will reduce the Fund’s taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

December 31,	WCIF
2015	$160,341

49

The Wright Managed Income Trust Notes to Financial Statements

As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after January 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates.  Therefore, it is possible that all or a portion of a fund’s pre-effective capital loss carryforwards could expire unused.  In addition to the amounts noted in the table above, WCIF has $1,725,949 available short term capital loss carryforwards and $1,553,718 available long term capital loss carryforwards that have no expiration date.

As of December 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s federal tax returns filed in the 3-year period ended December 31, 2014, remains subject to examination by the Internal Revenue Service.

E. Expenses – The majority of expenses of the Trust are directly identifiable to the Fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

F. Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G. Indemnifications – Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2. Distributions to Shareholders

The net investment income of the Fund is determined daily, and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Distributions are generally paid monthly.  Distributions of net realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. GAAP requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the year ended December 31, 2014, and December 31, 2013, was as follows:

Year Ended 12/31/14	WCIF
Distributions declared from:
Ordinary income	$2,234,588

Year Ended 12/31/13	WCIF
Distributions declared from:
Ordinary income	$2,763,577

50

The Wright Managed Income Trust Notes to Financial Statements

During the year ended December 31, 2014, the following amounts were reclassified due to premium amortization and paydown gain (loss).

Increase (decrease):	WCIF
Paid-in capital	$(2)
Accumulated net realized gain (loss)	(809,952)
Accumulated undistributed net investment income (loss)	809,954

These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

WCIF
Capital loss carryforward and post October losses	$(3,572,158)
Unrealized appreciation	1,169,720
Total	$(2,402,438)

The difference between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to premium amortization and paydown gain (loss).

For tax purposes, the current year post-October loss was $132,150 (realized during the period November 1, 2014 through December 31, 2014) for WCIF. This loss will be recognized for tax purposes on the first business day of the Fund’s next fiscal year, January 1, 2015.

3. Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Wright Investor Services, Inc. (“Wright”) as compensation for investment advisory services rendered to the Fund. The fees are computed at annual rates of the Fund’s average daily net assets as noted below, and are payable monthly.

Annual Advisory Fee Rates
Fund	Under $100 Million	$100 Million to $250 Million	$250 Million to $500 Million	$500 Million to $1 Billion	Over $1 Billion
WCIF	0.45%	0.44%	0.42%	0.40%	0.35%

For the year ended December 31, 2014, the fee and the effective annual rate, as a percentage of average daily net assets for each of the Funds were as follows:

Fund	Investment Adviser Fee	Effective Annual Rate
WCIF	$270,530	0.45%

The administrator fee is earned by Wright for administering the business affairs of the Fund. The fee is computed at an annual rate of 0.09% of the average daily net assets up to $100 million for WCIF, and 0.05% of average daily net assets over $100 million. Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) serves as sub-administrator of the Fund to perform certain services of the administrator as may be agreed upon between the administrator and sub-administrator. The sub-administration fee is paid by Wright.

For the year ended December 31, 2014, the administrator fee for WCIF amounted to $54,107.

Certain Trustees and officers of the Trust are Trustees or officers of the above organizations and/or of the

51

The Wright Managed Income Trust Notes to Financial Statements

Fund’s principal underwriter. Except as to Trustees of the Trust who are not employees of Atlantic or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Atlantic and Wright.  The Trustees are compensated by the Trust in conjunction with the Wright Managed Equity Trust, rather than on a per Trust or per Fund basis. Quarterly retainer fees are paid in the amount of $4,000 to the Lead Trustee, $3,500 to the Secretary of Independent Trustees, and $3,000 each to the remaining Trustees. In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Fund’s Statement of Operations.

4. Distribution and Service Plans

The Trust has in effect a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act. The Plan provides that the Fund will pay Wright Investors’ Service Distributors, Inc. (“WISDI”), the principal underwriter, a wholly-owned subsidiary of The Winthrop Corporation and an affiliate of Wright, a distribution fee of 0.25% of the average daily net assets of the Fund for distribution services and facilities provided to the Fund by WISDI.  Distribution fees paid or accrued to WISDI for the year ended December 31, 2014, for WCIF were $150,293.

In addition, the Trustees have adopted a service plan (the “Service Plan”) which allows the Fund to reimburse the principal underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of the Fund’s shares. The combined amount of service fees payable under the Service Plan and Rule 12b-1 distribution fees may not exceed 0.25% annually of the Fund’s average daily net assets. For the year ended December 31, 2014, the Fund did not accrue or pay any service fees.

Pursuant to an Expense Limitation Agreement, Wright and WISDI have agreed to waive all or a portion of their fees and reimburse expenses to the extent that total annual operating expenses exceed 1.00% of the average daily net assets of WCIF, through April 30, 2015 (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business). Thereafter, the waiver and reimbursement may be changed or terminated at any time. In addition, Wright and WISDI have voluntarily agreed to further limit the total annual expenses of WCIF to 0.90% of its average daily net assets. Such voluntary limitation may be terminated at any time. Pursuant to these agreements and voluntary limitation, Wright waived and/or reimbursed investment adviser fees of $53,167 for WCIF. WISDI waived distribution fees of $150,293 for WCIF.

5. Investment Transactions

Purchases and sales (including maturities and paydowns) of investments, other than short-term obligations, were as follows:

Year Ended December 31, 2014
WCIF
Purchases -
Non-U.S. Government & Agency Obligations	$ 1,816,448
U.S. Government & Agency Obligations	20,890,593
Sales -
Non-U.S. Government & Agency Obligations	$ 232,753
U.S. Government & Agency Obligations	15,391,267

6. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of

52

The Wright Managed Income Trust Notes to Financial Statements

beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
WCIF
Sold	2,047,812	$19,432,258	2,259,819	$22,209,423
Issued to shareholders in payment of distributions declared	103,005	977,337	127,114	1,235,624
Redemptions	(1,498,967)	(14,219,057)	(4,038,834)	(39,325,618)
Net increase (decrease)	651,850	$6,190,538	(1,651,901)	$(15,880,571)

7. Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 2014, as computed on a federal income tax basis, were as follows:

Year Ended December 31, 2014
WCIF
Aggregate cost	$64,895,450
Gross unrealized appreciation	$1,722,601
Gross unrealized depreciation	(552,881)
Net unrealized appreciation	$1,169,720

8. Line of Credit

The Fund participates with other funds managed by Wright in a committed $10 million unsecured line of credit agreement with Union Bank of California, N.A. (“Union Bank”). The Fund may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to the Fund based on its borrowings at an amount above the LIBOR rate. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of the Fund’s requested amounts at any particular time. During the year ended December 31, 2014, the Fund had no outstanding balances pursuant to this line of credit.

9. Fair Value Measurements

Under GAAP for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

• Level 1 – quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2014, the inputs used in valuing the Fund’s investments, which are carried at value, were as
53

The Wright Managed Income Trust Notes to Financial Statements

follows:

WCIF
Asset Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Agency Mortgage-Backed Securities	$-	$62,589,653	$-	$62,589,653
Other U.S. Government Guaranteed	-	1,830,183	-	1,830,183
Short-Term Investments	-	1,645,334	-	1,645,334
Total Investments	$-	$66,065,170	$-	$66,065,170

The level classification by major category of investments is the same as the category presentation in the Fund’s Portfolio of Investments.

There were no transfers among Level 1, Level 2 and Level 3 for the year ended December 31, 2014.

10. Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended December 31, 2014, events and transactions subsequent to December 31, 2014, have been evaluated by the Fund's management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.
54

The Wright Managed Income Trust Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Wright Managed Income Trust
and the Shareholders of Wright Current Income Fund

We have audited the accompanying statement of assets and liabilities of Wright Current Income Fund, a series of shares of The Wright Managed Income Trust (the "Funds"), including the portfolio of investments, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wright Current Income Fund as of December 31, 2014 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP Philadelphia, Pennsylvania February 25, 2015

55

The Wright Managed Income Trust Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2015 showed the tax status of all distributions paid to your account in calendar year 2014.  Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Qualified Interest Income –Wright Current Income Fund designates 99.99%, as qualified interest income exempt from U.S. tax for foreign shareholders (QII).

56

Management and Organization (Unaudited)

_____________________________________________________________________
Fund Management.  The Trustees of the Trusts are responsible for the overall management and supervision of the affairs of the Trusts.  The Trustees and principal officers of the Trusts are listed below.  Except as  indicated, each individual has held the office shown or other offices in the same company for the last five years.  The business address of each Trustee and principal  officer is 177 West Putnam Avenue, Greenwich, Connecticut 06830.

Definitions:

“WISDI” means Wright Investors’ Service Distributors, Inc., the principal underwriter of the Funds.
“Winthrop” means The Winthrop Corporation, a holding company which owns all of the shares of Wright and WISDI.

Name, Address and Age	Position(s) with the Trusts	Term* of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Trustee/Director/Partnership/Employment Positions Held
Interested Trustee
Peter M. Donovan** Born: 1943	President and Trustee	President and Trustee since Inception	Chairman, Chief Executive Officer, President and Director of Wright; Chief Executive Officer, President and Director of Winthrop; Director, Wright Investors' Service Holdings, Inc.; Director, WISDI; Authorized Representative of Wright Private Asset Management; Chairman of the Winthrop Corp. November 2002-February 2013.	4	None
Independent Trustees
James J. Clarke Born: 1941	Trustee and Chairman of the Audit Committee	Trustee since December, 2002	Principal, Clarke Consulting (bank consultant – financial management and strategic planning); Director, Reliance Bank, Altoona PA since August 1995; Director – Quaint Oak Bank, Southampton, PA since 2007; Director – Phoenixville Federal Bank & Trust, Phoenixville, PA since 2011.	4	None
Dorcas R. Hardy Born: 1946	Trustee and Chairman of the Independent Trustees' Committee and Governance Committee	Trustee since December, 1998	President, Dorcas R. Hardy & Associates ( a public policy and government relations firm) Spotsylvania, VA; Director, First Coast Service Options 1998 to 2009.	4	None
Richard E. Taber Born: 1948	Trustee	Trustee since March, 1997	Retired; Chairman and Chief Executive Officer of First County Bank, Stamford, CT through 2011; Director, First County Bank since 2011.	4	None
*	Trustees serve an indefinite term. Officers are elected annually.
**
Mr. Donovan is an interested person of the Trusts because of his positions as President of the Trusts, Chairman, Chief Executive Officer, President and Director of Wright and Chief Executive Officer, President and Director of Winthrop and Director of WISDI.

57

Management and Organization (Unaudited)

Name, Address and Age	Position(s) with the Trusts	Term* of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Trustee/Director/Partnership/Employment Positions Held
Principal Officers who are not Trustees
A.M. Moody, III Born: 1937	Vice President	Vice President of the Trusts since December, 1990
President, AM Moody Consulting LLC (compliance and administrative services to the mutual fund industry) since July 2003; President and Director of WISDI since 2005; Vice President of 4 funds managed by Wright; Trustee of the Trusts, 1990-2012; Retired Senior Vice President of Wright and Winthrop.

Michael J. McKeen Born: 1971	Treasurer	Treasurer of the Trusts since March, 2011	Senior Vice President, Atlantic Fund Services, LLC since 2008; Officer of 4 funds managed by Wright.
Vicki S. Horwitz Born: 1985	Secretary	Secretary of the Trusts since August, 2014	Associate Counsel, Atlantic Fund Services, LLC since 2014; Senior Associate, State Street Corp., 2011-2014. Officer of 4 funds managed by Wright.
*	Trustees serve an indefinite term. Officers are elected annually.

58

Important Notices Regarding Delivery of Shareholder Documents, Portfolio Holdings and Proxy Voting (Unaudited)

The Wright Managed Blue Chip Investment Funds
Wright Investors’ Service, Inc.
Wright Investors’ Service Distributors, Inc.

Important Notice Regarding Delivery of Shareholders Documents

The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Wright, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Wright, or your financial adviser, otherwise.

If you would prefer that your Wright documents not be householded, please contact Wright at (800) 555-0644, or your financial adviser.

Your instructions that householding not apply to delivery of your Wright documents will be effective within 30 days of receipt by Wright or your financial adviser.

Portfolio Holdings

In accordance with rules established by the SEC, the Funds send semi-annual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth quarters, respectively, within 60 days of quarter-end and after filing with the SEC. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The Funds’ complete portfolio holdings as reported in annual and semi-annual reports and on Form N-Q are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://sec.gov/info/edgar/prrules.htm or by calling (800) SEC-0330). After filing, the Funds’ portfolio holdings as reported in annual and semi-annual reports are also available on Wright’s website at www.wrightinvestors.com and are available upon request at no additional cost by contacting Wright at (800) 555-0644.

Proxy Voting Policies and Procedures

From time to time funds are required to vote proxies related to the securities held by the funds. The Wright Managed Blue Chip Investment Funds vote proxies according to a set of policies and procedures approved by the Funds’ Board. You may obtain a description of these policies and procedures and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 without charge, upon request, by calling (800) 555-0644. This description is also available on the SEC website at http://www.sec.gov.

59

The Wright Managed Blue Chip Investment Funds

(continued from inside front cover)

One Fixed-Income Fund

Wright Current Income Fund (WCIF) (the “Fund”) may be invested in a variety of securities and may use a number of strategies, including GNMAs, to produce a high level of income with reasonable stability of principal. The Fund reinvests all principal payments. Dividends are accrued daily and paid monthly. The Fund’s benchmark is the Barclays GNMA Backed Bond Index.

ITEM 2. CODE OF ETHICS.

(a)
As of the end of the period covered by this report, The Wright Managed Income Trust  (the “Registrant”) has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the “Code of Ethics”).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Registrant’s Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f) (3)  The registrant undertakes to provide a copy of such code of ethics to any person upon request,     without charge, by calling 1-800-888-9471.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board has designated James J. Clarke, an independent trustee, as its audit committee financial expert.  Mr. Clarke is the Principal of Clarke Consulting, a financial management and strategic planning firm.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with the statutory and filings or engagements for those fiscal years were, $34,000 in 2013 and $17,000 in 2014.

(b) Audit-Related Fees

None.

(c) Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $6,000  in 2013 and $3,000 in 2014.  The nature of the services comprising these fees were tax compliance, tax advice and tax planning including fees for tax return preparation.

(d) All Other Fees

None.

(e) (1) The registrant’s audit committee has adopted an Audit Committee Charter which contains policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee, and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees with the exception of any de minimus engagement meeting applicable requirements.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the registrant’s audit committee.  The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation and oversight of the registrant’s principal accountant.

        (2) Not applicable.

(f) Not applicable

(g) Not applicable.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.
(a)	Included as part of report to stockholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There have been no material changes to the procedures by which a Fund’s shareholder may recommend nominees to the registrant’s board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A(17 CFR240 14a-101), or this item.

ITEM 11. CONTROLS AND PROCEDURES
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified to the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

(a)(1)  Registrant’s Code of Ethics – Not applicable (please see Item 2)
(a)(2) Treasurer’s and President’s Section 302 certification
(a)(3)  Not applicable.
(b)      Combined 906 certification

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                      The Wright Managed Income Trust (On behalf of Wright Current Income Fund)

By           /s/ Peter M. Donovan
Peter M. Donovan
President

Date           February 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By            /s/ Peter M. Donovan
Peter M. Donovan
President

Date           February 26, 2015

By           /s/ Michael J. McKeen
Michael J. McKeen
Treasurer

Date           February 26, 2015